UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21178

Name of Fund: BlackRock Municipal Income Quality Trust (BYM)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

August 31, 2011

Annual Report

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncertainty. Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011. Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic given the anticipated second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC. The downgrade of the US government’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains. Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains focused on managing risk and finding opportunities in all market environments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011

	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500 Index)
US small cap equities	(11.17)	22.19
(Russell 2000 Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(5.11)	9.07
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended August 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip recession in the US economy thus leading to a flatter municipal yield curve at that time as compared to August 31, 2011. Rates moved lower (and prices higher) across the curve through September 2010, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18% and the 30-year closed at 3.67%. However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for municipals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The program had opened the taxable market to municipal issuers, successfully alleviating supply pressure in the traditional tax-exempt marketplace and bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through August, new issuance was down 38% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes and a reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the second quarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

On August 5, S&P downgraded the US credit rating from AAA to AA+, leading to the downgrade of 11,000 municipal issues directly linked to the US government debt rating. Nevertheless, the municipal market posted solid gains for the month of August, aided primarily by an exuberant Treasury market, severe volatility in US equities and continued supply constraint in the primary municipal market. For the month of August, the curve flattened due to outperformance in the long-end driven by demand from both traditional and non-traditional buyers.

Overall, the municipal yield curve steepened during the period from August 31, 2010, to August 31, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 22 basis points (“bps”) to 3.89%, while yields for 5-year maturities rallied by 17 bps to .89%, and 10-year maturities increased by 7 bps to 2.25%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 39 bps, while overall the slope between 2- and 30-year maturities increased by 27 bps to 3.59%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit fundamentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2011

Trust Summary as of August 31, 2011	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned (2.38)% based on market price and 1.29% based on net asset value (“NAV.”) For the same period, the closed-end Lipper General &Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to the Trust’s performance was its exposure to spread sectors, including housing and health bonds, which provided a relatively high degree of incremental income in the low interest rate environment. The Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($14.22)[1]	6.84%
Tax Equivalent Yield[2]	10.52%
Current Monthly Distribution per Common Share[3]	$0.0810
Current Annualized Distribution per Common Share[3]	$0.9720
Leverage as of August 31, 2011[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$14.22	$15.60	(8.85)%	$15.76	$12.14
Net Asset Value	$14.67	$15.51	(5.42)%	$15.51	$12.76

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Health	23%	22%
Transportation	21	18
Utilities	19	18
County/City/Special District/School District	17	19
Education	7	8
State	6	8
Housing	5	5
Tobacco	1	1
Corporate	1	1

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	10%	14%
AA/Aa	62	64
A	21	17
BBB/Baa	6	4
BB/Ba	1	—
Not Rated	—	1

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

ANNUAL REPORT	AUGUST 31, 2011	5

Trust Summary as of August 31, 2011	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned 1.38% based on market price and 2.02% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s positive performance was derived mostly from its holdings in higher-yielding sectors including health, corporate/industrial development and housing bonds, which provided incremental income. The Trust also benefited from its exposure to lower-quality bonds, which, in addition to offering higher embedded yields, experienced some price appreciation due to spread compression during the period. The Trust was heavily invested in tax-backed credits and moderately invested in the education sector, both of which returned moderately positive performance. Over the period, the Trust maintained a slightly long duration bias and greater exposure to the long end of the yield curve. Although this positioning was favorable as the period drew to a close, it detracted from performance on the whole for the year. The Trust’s allocation to Puerto Rico credits, which underperformed all other states and territories for the period, had a negative impact on returns. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($14.86)[1]	7.15%
Tax Equivalent Yield[2]	11.00%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Leverage as of August 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$14.86	$15.79	(5.89)%	$16.00	$12.20
Net Asset Value	$14.48	$15.29	(5.30)%	$15.30	$12.70

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Health	21%	23%
State	14	15
Housing	14	14
County/City/Special District/School District	12	13
Transportation	10	9
Education	10	10
Corporate	10	8
Utilities	7	5
Tobacco	2	3

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	11%	26%
AA/Aa	35	20
A	18	22
BBB/Baa	22	20
BB/Ba	1	1
B	6	3
CCC/Caa	1	1
Not Rated[6]	6	7

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $4,646,558, representing 2%, and $6,207,616, representing 3%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	AUGUST 31, 2011

Trust Summary as of August 31, 2011	BlackRock Municipal Income Investment Quality Trust

Trust Overview

Effective November 9, 2010, BlackRock Insured Municipal Income Investment Trust changed its name to BlackRock Municipal Income Investment Quality Trust.

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax.The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. During the period, Lipper combined these categories into one General & Insured Municipal Debt Funds (Leveraged) category. For the 12 months ended August 31, 2011, the Trust returned (5.01)% based on market price and 2.62% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to the Trust’s performance was its exposure to spread sectors, including housing and health bonds, which provided a relatively high degree of incremental income in the low interest rate environment. The Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2011 ($13.92)[1]	6.42%
Tax Equivalent Yield[2]	9.88%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Leverage as of August 31, 2011[4]	34%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.92	$15.64	(11.00)%	$15.92	$11.92
Net Asset Value	$14.50	$15.08	(3.85)%	$15.08	$12.76

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
County/City/Special District/School District	34%	36%
Utilities	22	27
Transportation	16	15
Health	9	10
Education	9	—
State	8	11
Housing	1	1
Tobacco	1	—

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	14%	59%
AA/Aa	70	25
A	12	13
BBB/Baa	4	—
Not Rated	—	3 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010, the market value of these securities was $5,171,100, representing 3% of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2011	7

Trust Summary as of August 31, 2011	BlackRock Municipal Income Quality Trust

Trust Overview

Effective November 9, 2010, BlackRock Insured Municipal Income Trust changed its name to BlackRock Municipal Income Quality Trust.

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. During the period, Lipper combined these categories into one General & Insured Municipal Debt Funds (Leveraged) category. For the 12 months ended August 31, 2011, the Trust returned (2.79)% based on market price and 3.09% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to bonds with shorter maturities and shorter durations (lower sensitivity to interest rate movements) contributed positively to performance as yields on the short and intermediate parts of the municipal curve increased to a smaller degree than on the long end (bond prices fall as yields rise). Holdings of premium coupon bonds, which tend to be less sensitive to changes in interest rates, also had a positive impact. Conversely, the Trust’s exposure to longer maturity bonds had a negative impact as the long end of the yield curve steepened during the period (i.e., long-term interest rates increased more than short and intermediate rates). Holdings of tobacco issues also detracted as the sector lagged the broader market. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2011 ($13.85)[1]	6.67%
Tax Equivalent Yield[2]	10.26%
Current Monthly Distribution per Common Share[3]	$0.0770
Current Annualized Distribution per Common Share[3]	$0.9240
Leverage as of August 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.85	$15.26	(9.24)%	$15.42	$11.71
Net Asset Value	$14.09	$14.64	(3.76)%	$14.69	$12.20

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/11	8/31/10
Transportation	24%	21%
Utilities	21	24
County/City/Special District/School District	18	21
State	14	15
Health	8	7
Tobacco	6	6
Education	6	3
Corporate	2	2
Housing	1	1

Credit Quality Allocations[5]

	8/31/11	8/31/10
AAA/Aaa	21%	57%
AA/Aa	58	24
A	13	12
BBB/Baa	8	5
Not Rated	—	2 [6]

[5]	Using the higher of S&P’s or Moody’s ratings

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010, the market value of these securities was $10,513,600, representing 2% of the Trust’s long-term investments.

8	ANNUAL REPORT	AUGUST 31, 2011

Trust Summary as of August 31, 2011	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned (0.07)% based on market price and 2.70% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Security selection contributed positively to performance, particularly among housing, tax-backed, tobacco, transportation and health credits. An emphasis on industrial development bonds had a positive impact as these issues outperformed the broader municipal market during most of the period. In addition, the Trust’s holdings generated a high distribution yield, which over the course of the year had a meaningful impact on returns. Detracting from performance was the Trust’s large exposure to lower-quality bonds when credits widened toward the end of 2010. Additionally, the Trust’s long portfolio duration and yield curve positioning had a negative impact as long rates increased and the yield curve steepened over the period. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($14.13)[1]	7.09%
Tax Equivalent Yield[2]	10.91%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Leverage as of August 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$14.13	$15.22	(7.16)%	$15.35	$11.87
Net Asset Value	$13.96	$14.63	(4.58)%	$14.63	$12.41

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/11	8/31/10
Health	21%	19%
State	16	17
Transportation	13	11
Utilities	13	13
Corporate	10	11
County/City/Special District	10	12
Education	8	7
Housing	5	6
Tobacco	4	4

Credit Quality Allocations[5]

	8/31/11	8/31/10
AAA/Aaa	10%	18%
AA/Aa	32	21
A	26	30
BBB/Baa	16	17
BB/Ba	5	1
B	4	6
CCC/Caa	—	1
Not Rated[6]	7	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $11,677,703, representing 2%, and $13,839,185, representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2011	9

Trust Summary as of August 31, 2011	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

Effective November 9, 2010, BlackRock MuniHoldings Insured Investment Fund changed its name to BlackRock MuniHoldings Investment Quality Fund.

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. During the period, Lipper combined these categories into one General & Insured Municipal Debt Funds (Leveraged) category. For the 12 months ended August 31, 2011, the Trust returned 1.12% based on market price and 2.01% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to the Trust’s performance was its exposure to spread sectors, including housing and health bonds, which provided a relatively high degree of incremental income in the low interest rate environment. The Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2011 ($13.84)[1]	6.63%
Tax Equivalent Yield[2]	10.20%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Leverage as of August 31, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.84	$14.65	(5.53)%	$14.87	$11.68
Net Asset Value	$14.00	$14.69	(4.70)%	$14.69	$12.23

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/11	8/31/10
Utilities	25%	26%
Transportation	25	27
County/City/Special District/School District	18	18
Health	11	11
State	10	12
Education	6	2
Housing	4	4
Tobacco	1	—

Credit Quality Allocations[5]

	8/31/11	8/31/10
AAA/Aaa	12%	64%
AA/Aa	72	24
A	12	11
BBB/Baa	2	—
Not Rated[6]	2	1

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $3,979,631, representing less than 1%, and $5,793,997, representing 1%, respectively, of the Trust’s long-term investments.

10	ANNUAL REPORT	AUGUST 31, 2011

Trust Summary as of August 31, 2011	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long term municipal obligations rated investment grade at the time of investment and invests primarily in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned 1.11% based on market price and 2.90% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (0.90)% based on market price and 2.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its higher coupon bond holdings, which performed well in the rising interest rate environment. In addition, the Trust sought investments with valuations that remain attractive relative to their level of credit risk. However, the Trust’s overall long duration stance (greater sensitivity to interest rates) detracted from performance as the municipal market saw long-term interest rates rise and the yield curve steepen over the 12-month period due to municipal credit concerns and the expiration of the BAB program. During the period, the Trust increased its cash position for the purpose of improving portfolio diversification. The elevated cash balance did not have a material impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2011 ($9.73)[1]	7.28%
Tax Equivalent Yield[2]	11.20%
Current Monthly Distribution per Common Share[3]	$0.0590
Current Annualized Distribution per Common Share[3]	$0.7080
Leverage as of August 31, 2011[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$9.73	$10.38	(6.26)%	$10.45	$8.53
Net Asset Value	$9.55	$10.01	(4.60)%	$10.03	$8.45

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Health	23%	22%
Transportation	17	13
Corporate	13	17
Utilities	12	12
County/City/Special District/School District	9	10
Education	9	7
State	8	8
Housing	7	7
Tobacco	2	4

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	12%	23%
AA/Aa	46	35
A	22	23
BBB/Baa	15	15
BB/Ba	1	—
B	1	1
Not Rated[6]	3	3

[5]	Using the higher of S&P’s or Moody’s ratings

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $22,724,541 and $21,938,423, each representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2011	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue AMPS or VRDP Shares (collectively, “Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates.At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by the Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of August 31, 2011, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
BIE	41%
BBK	37%
BAF	34%
BYM	38%
BLE	37%
MFL	40%
MVF	41%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell.The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alaska — 0.2%
Northern Tobacco Securitization Corp., RB, Asset-Backed Series A, 5.00%, 6/01/46	$180	$111,834
California — 14.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	720	776,563
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	750,365
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	126,814
Cucamonga Valley Water District, RB, Refunding Series A (AGM), 5.00%, 9/01/26	785	847,164
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	950	929,584
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,753,425
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	899,725
State of California, GO, Various Purpose, 6.00%, 3/01/33	685	772,899
		6,856,539
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	580	603,902
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	655	649,354
District of Columbia — 1.4%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	640	697,965
Florida — 0.2%
County of St. John’s Florida, RB, CAB (AMBAC), 5.40%, 6/01/32 (a)	240	79,022
Georgia — 2.4%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,000	1,150,060

Municipal Bonds	Par (000)	Value
Illinois — 12.0%
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	$1,590	$1,790,022
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	900	951,750
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	270	270,526
Illinois Finance Authority, Refunding RB:
Carle Foundation, Series A 6.00%, 8/15/41	750	763,470
Northwestern Memorial Hospital 6.00%, 8/15/39	1,000	1,077,870
OSF Healthcare System 6.00%, 5/15/39	520	526,074
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	384,100
6.00%, 6/01/28	105	107,321
		5,871,133
Indiana — 3.1%
Indiana Finance Authority, Refunding RB, 5.25%, 10/01/38	220	228,419
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,285,700
		1,514,119
Iowa — 0.2%
Iowa Tobacco Settlement Authority, RB, Asset-Backed, Series C, 5.63%, 6/01/46	140	98,710
Kansas — 2.0%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	900	976,536
Kentucky — 3.9%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	350	354,753
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	675	681,541
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	879,208
		1,915,502
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	380	387,839
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	675	727,461

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Radian	Radian Group, Inc.
RB	Revenue Bonds
SAN	State Aid Notes
S/F	Single-Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	13

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	$525	$515,996
Massachusetts — 3.4%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	407,482
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series B, 5.25%, 7/01/29	1,000	1,000,570
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	269,233
		1,677,285
Michigan — 4.3%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	445	441,987
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	485	525,973
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	534,560
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	530	615,076
		2,117,596
Multi-State — 6.8%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (b)(c)	3,000	3,301,020
Nevada — 8.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,102,850
County of Clark Nevada, RB: Motor Vehicle Fuel Tax 5.00%, 7/01/28	1,130	1,189,755
Series B 5.75%, 7/01/42	1,630	1,727,164
		4,019,769
New Jersey — 4.5%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	807,952
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	620	644,726
New Jersey Transportation Trust Fund Authority, RB, Transportation Systems, Transportation System, Series A, 5.88%, 12/15/38	695	758,732
		2,211,410
New York — 5.4%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	350	348,170
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,058,130
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	325	335,273
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	840	903,470
		2,645,043
North Carolina — 2.6%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	1,450	1,261,239
Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, RB, Senior Series A-2, 6.50%, 6/01/47	160	123,251

Municipal Bonds	Par (000)	Value
Pennsylvania — 7.4%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	$300	$325,824
Pennsylvania Turnpike Commission, RB:
Sub-Series A 5.63%, 12/01/31	1,070	1,147,618
Sub-Series A 6.00%, 12/01/41	1,500	1,582,530
Sub-Series C (AGC), 6.25%, 6/01/38	500	562,800
		3,618,772
Texas — 11.2%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.00%, 1/01/41	890	849,719
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	470	538,211
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	280,495
Lower Colorado River Authority, RB, 5.75%, 5/15/28	450	481,320
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	900	968,085
North Texas Tollway Authority, RB, System, First Tier, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	264,360
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,070,357
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,000	1,030,650
		5,483,197
Virginia — 1.7%
Virginia Public School Authority, RB, School Financing, School Financing, 6.50%, 12/01/35	750	853,283
Total Municipal Bonds — 101.1%		49,467,837

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 20.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,005	1,076,667
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,324,297
Los Angeles Community College District California, GO, Election of 2008:
Series A 6.00%, 8/01/33	2,079	2,357,267
Series C 5.25%, 8/01/39	1,410	1,514,777
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	205,200
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	2,234	2,393,894
University of California, RB, Series O, 5.75%, 5/15/34	810	895,795
		9,767,897
District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30	735	832,189
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	899	978,413
		1,810,602
Florida — 7.2%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	3,510	3,539,414

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois — 7.8%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	$1,500	$1,721,190
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,086,273
		3,807,463
Nevada — 3.4%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,680,585
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	585	635,018
New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	1,000	1,025,950
New York — 6.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A 5.75%, 6/15/40	750	835,131
Series FF-2 5.50%, 6/15/40	990	1,082,657
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	1,000	1,073,240
		2,991,028
Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	840	840,512
South Carolina — 2.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,005	1,088,646
Texas — 5.4%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	1,050	1,148,041
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,507,435
		2,655,476
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	481,989
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39	890	901,978
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 63.8%		31,226,558
Total Long-Term Investments (Cost — $76,806,231) — 164.9%		80,694,395

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	2,198,525	$2,198,525
Total Short-Term Securities (Cost — $2,198,525) — 4.5%		2,198,525
Total Investments (Cost — $79,004,756*) — 169.4%		82,892,920
Other Assets Less Liabilities — 0.4%		183,871
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.3)%		(16,284,547)
AMPS, at Redemption Value — (36.5)%		(17,851,044)
Net Assets Applicable to Common Shares — 100.0%		$48,941,200

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$62,879,677
Gross unrealized appreciation	$4,115,394
Gross unrealized depreciation	(377,983)
Net unrealized appreciation	$3,737,411

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional Tax-Exempt Fund	1,698,254	500,271	2,198,525	$1,362

(f)	Represents the current yield as of report date.

•	Financial futures contracts sold as of August 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
	10-Year U.S.	Chicago	December
14	Treasury Note	Board of Trade	2011	$ 1,811,442	$ 5,005

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	15

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in thecircumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$80,694,395	—	$80,694,395
Short-Term Securities	$2,198,525	—	—	2,198,525
Total	$2,198,525	$80,694,395	—	$82,892,920

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$5,005	—	—	$5,005

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.3%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,253,868
6.00%, 6/01/39	450	487,170
Birmingham Water Works Board, RB, 4.75%, 1/01/36	2,100	2,107,728
Hoover City Board of Education, GO, Refunding, 4.25%, 2/15/40	2,750	2,640,220
		6,488,986
Arizona — 6.3%
Arizona Sports & Tourism Authority, RB, Multipurpose Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/31	2,000	1,845,960
Arizona State University, RB, Series D, 5.50%, 7/01/26	200	223,866
Mohave County Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	200	216,400
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	900	910,602
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,321,035
5.00%, 12/01/37	2,065	1,781,393
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	245	238,035
7.00%, 5/01/20	300	295,911
7.25%, 5/01/27	600	540,390
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	771,052
University Medical Center Corp. Arizona, RB:
6.00%, 7/01/39	900	899,910
6.50%, 7/01/39	500	516,335
		9,560,889
California — 17.4%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	4,500	40,320
California Educational Facilities Authority, RB, Santa Clara University, 5.00%, 2/01/40	1,000	1,026,210
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,051,525
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,124,616
Carlsbad Unified School District, GO, Election of 2006, Series B, 6.09%, 5/01/34 (b)	1,000	661,410
City of San Jose California, RB, San Jose Airport, Series A1, AMT, 5.75%, 3/01/34	2,000	2,050,000
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	272,193
5.75%, 8/01/33	500	547,140
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.46%, 8/01/34 (b)	1,650	907,632
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.47%, 8/01/38 (a)	8,000	1,329,440
Palomar Community College District, GO, CAB, Election of 2006, Series B:
6.09%, 8/01/30 (a)	1,500	443,205
6.40%, 8/01/39 (b)	2,000	855,060
San Diego Community College District California, GO, CAB, Election of 2002, 6.24%, 8/01/19 (b)	2,800	1,803,200
State of California, GO, Various Purpose:
5.75%, 4/01/31	2,000	2,171,080
6.00%, 3/01/33	2,050	2,313,056
6.50%, 4/01/33	1,950	2,249,559
5.50%, 3/01/40	2,350	2,443,765

Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding:
(CIFG), 4.50%, 8/01/28	$500	$489,545
Veterans AMT, 5.05%, 12/01/36	1,000	962,650
Val Verde Unified School District California, Special Tax Bonds, Refunding, Junior Lien, 6.25%, 10/01/28	1,585	1,545,961
		26,287,567
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,170,912
Park Creek Metropolitan District, RB, Refunding, Limited Property Tax (AGM), 6.00%, 12/01/38	1,000	1,065,620
Sand Creek Metropolitan District, GO, Refunding, Limited Tax, Series B:
4.75%, 12/01/35	1,000	942,250
5.00%, 12/01/40	800	732,328
		3,911,110
Connecticut — 0.7%
Connecticut State Health & Educational Facility Authority, RB:
Sacred Heart University, Series G, 5.38%, 7/01/31	400	405,920
Western Connecticut Health, Series M, 5.38%, 7/01/41	700	714,686
		1,120,606
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,200	1,189,656
District of Columbia — 5.9%
District of Columbia, Refunding RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	595	474,447
District of Columbia, Tax Allocation Bonds, Gallery Place Project (AGM), 5.40%, 7/01/31	6,000	6,050,340
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	2,500	2,352,400
		8,877,187
Florida — 7.4%
County of Lee Florida, Refunding RB, Lee Airport, Series A, AMT (AGM), 5.00%, 10/01/28	2,000	1,970,560
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,180	1,195,045
Palm Beach County Housing Finance Authority, HRB, Indian Trace Apartments, Series A, AMT (AGM), 5.63%, 1/01/44	7,255	7,263,198
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	925	738,076
		11,166,879
Idaho — 1.3%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	1,925,017
Illinois — 7.4%
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (c)(d)	425	84,987
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,285	1,287,506
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,038,070
Rush University Medical Center, Series C, 6.63%, 11/01/39	650	689,754
Illinois Finance Authority, Refunding RB, Series A:
Friendship Village Schaumburg, 5.63%, 2/15/37	210	166,939
OSF Healthcare System, 6.00%, 5/15/39	1,040	1,052,147

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	17

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	$1,000	$1,045,730
6.00%, 6/01/28	1,150	1,175,415
Village of Bolingbrook Illinois, GO, Refunding, Series B (NPFGC), 6.24%, 1/01/36 (a)	23,065	4,694,881
		11,235,429
Indiana — 3.2%
County of Monroe Indiana, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 1, Canterbury House Apartments, Mandatory Put Bonds, AMT, 5.90%, 12/01/34 (e)	1,815	1,820,391
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26	1,000	999,990
Indiana Finance Authority, Refunding RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	2,000	2,076,540
		4,896,921
Iowa — 1.6%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	875	895,711
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.75%, 9/01/30	500	507,010
6.00%, 9/01/39	1,000	984,410
		2,387,131
Kansas — 2.9%
Wichita Airport Authority, RB, Special, Cessna Citation Service Center, Series A, AMT, 6.25%, 6/15/32	5,000	4,419,800
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	500	523,925
Louisiana — 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp, Series A-1, 6.50%, 11/01/35	1,050	1,071,661
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	412,396
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana, LLC Project, Series A, 5.00%, 9/01/28	2,000	2,042,840
		3,526,897
Maryland — 2.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	500	491,425
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	2,900	2,641,001
		3,132,426
Michigan — 2.4%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,355,037
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,950	2,263,014
		3,618,051
Minnesota — 3.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,350	5,891,206

Municipal Bonds	Par (000)	Value
Mississippi — 3.3%
Mississippi Development Bank, RB, Hinds Community College District, CAB (AGM), 5.00%, 4/01/36	$845	$870,925
Mississippi Development Bank Special Obligation, RB, Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,866,725
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,248,512
		4,986,162
Montana — 1.5%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	2,350	2,328,168
Multi-State — 7.6%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (f)(g)	10,500	11,553,570
Nebraska — 1.7%
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	1,200	1,308,372
6.05%, 9/01/41	1,110	1,198,900
		2,507,272
Nevada — 1.1%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.65%, 6/01/23	1,305	1,146,260
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	582,406
		1,728,666
New Jersey — 13.7%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	915	82,350
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	3,710	3,603,597
Cigarette Tax (Radian), 5.50%, 6/15/31	1,500	1,371,510
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30 (e)	3,000	3,000,450
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,480,560
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	7,727,400
New Jersey Educational Facilities Authority, Refunding RB:
College Of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,000	1,025,520
University of Medicine & Dentistry, Series B, 7.13%, 12/01/23	630	752,384
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	800	926,552
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	700	767,949
		20,738,272
New Mexico — 0.3%
Village of Los Ranchos de Albuquerque New Mexico, Refunding RB, Albuquerque Academy Project, 4.50%, 9/01/40	500	482,720
New York — 7.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	455	113,773
City of New York, New York, GO, Series A-1, 5.00%, 8/01/35	200	211,862
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	1,000	953,300
(FGIC), 5.00%, 2/15/47	680	648,244
New York City Housing Development Corp., RB, Series A, 5.50%, 11/01/34	3,000	3,009,300

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (e)	$3,165	$3,160,221
Queens Baseball Stadium, PILOT (AGC), 6.50%, 1/01/46	700	744,751
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	800	825,288
New York State Dormitory Authority, RB, Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,098,420
		10,765,159
North Carolina — 7.9%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	225	239,044
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,945	2,245,916
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31	2,475	2,421,466
North Carolina Medical Care Commission, RB, Series A:
Novant Health Obligation, 4.75%, 11/01/43	4,720	4,105,550
WakeMed, Series A (AGC), 5.88%, 10/01/38	1,000	1,032,740
North Carolina Medical Care Commission, Refunding RB:
Caromont Health (AGC), 4.63%, 2/15/35	1,000	982,130
University Health System, Series D, 6.25%, 12/01/33	800	876,400
		11,903,246
Ohio — 0.3%
County of Hancock Ohio, Refunding RB, Blanchard Valley Regional Health Center, 5.75%, 12/01/26	395	406,542
Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (e)	1,725	1,765,503
Oregon — 1.8%
City of Portland Oregon, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Pacific Tower Apartments, Series 6, AMT, 6.05%, 11/01/34	510	512,351
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	806,138
Oregon State Facilities Authority, Refunding RB, Limited College Project, Series A:
5.00%, 10/01/34	850	862,359
5.25%, 10/01/40	500	510,110
		2,690,958
Pennsylvania — 3.1%
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	2,600	2,665,728
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania Inc. Project, Series B, 4.50%, 12/01/42	2,000	1,996,540
		4,662,268
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	1,000	1,034,620
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.74%, 8/01/41 (a)	5,000	766,050
		1,800,670

Municipal Bonds	Par (000)	Value
Rhode Island — 1.4%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	$1,000	$1,136,490
State of Rhode Island, COP, Series C, School for the Deaf (AGC), 5.38%, 4/01/28	900	970,461
		2,106,951
Tennessee — 0.2%
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	289,930
Texas — 15.0%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	500	560,990
7.25%, 12/01/35	1,750	1,951,898
Harris County Housing Finance Corp., Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 9, Copperwood Ranch Apartments, Mandatory Put Bonds, AMT, 5.95%, 11/01/35 (e)	2,400	2,422,008
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 6.18%, 11/15/41 (a)	11,690	1,340,492
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,750	1,638,525
Lower Colorado River Authority, Refunding RB (NPFGC), 5.00%, 5/15/13 (h)	15	16,172
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,608,915
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,076,360
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.08%, 8/15/35 (a)	50,000	10,456,500
First Tier, Series A, 5.00%, 8/15/42	750	719,235
		22,791,095
Vermont — 1.1%
Vermont Educational & Health Buildings Financing Agency, RB, Hospital, Fletcher Allen Health, Series A, 4.75%, 12/01/36	2,000	1,742,320
Virginia — 0.5%
Henrico County EDA, RB, Bon Secours Health, Series B-1 (AGC), 4.50%, 11/01/42	860	800,084
Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,504,608
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,200	1,291,332
Total Municipal Bonds — 144.6%		219,005,179

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	19

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	$3,750	$3,783,600
Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,501,649
New York — 4.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	450	501,079
Series FF-2, 5.50%, 6/15/40	405	442,905
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	3,000	3,122,940
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,279,035
		6,345,959
Ohio — 2.2%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,267,125
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,062,840
		3,329,965
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.8%		14,961,173
Total Long-Term Investments (Cost — $232,083,034) — 154.4%		233,966,352

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (j)(k)	2,247,948	2,247,948
Total Short-Term Securities (Cost — $2,247,948) — 1.5%		2,247,948
Total Investments (Cost — $234,330,982*) — 155.9%		236,214,300
Other Assets Less Liabilities — 1.7%		2,563,206
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.9)%		(7,403,992)
AMPS, at Redemption Value — (52.7)%		(79,902,319)
Net Assets Applicable to Common Shares — 100.0%		$151,471,195

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$226,098,791
Gross unrealized appreciation	$10,055,163
Gross unrealized depreciation	(7,338,802)
Net unrealized appreciation	$2,716,361

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)

Securities represent bonds transferred to a TOB trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional Tax-Exempt Fund	4,831,353	(2,583,405)	2,247,948	$2,522

(k)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$233,966,352	—	$233,966,352
Short-Term Securities	$2,247,948	—	—	2,247,948
Total	$2,247,948	$233,966,352	—	$236,214,300

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Municipal Income Investment Quality Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,101,810
6.00%, 6/01/39	1,000	1,082,600
		2,184,410
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM), 5.25%, 10/01/28	465	488,073
California — 14.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,310,052
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,206,733
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,448,174
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.00%, 9/01/26	2,000	2,158,380
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,038,310
Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,074,310
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,241,129
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,289,769
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,080,080
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	925	1,047,248
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,205,381
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	1,000	1,036,960
		18,136,526
Colorado — 1.5%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,600,845
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	300	317,853
		1,918,698
Florida — 11.7%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	4,850,574
City of Miami Florida, RB (NPFGC), 5.25%, 1/01/28	1,100	1,151,744
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	10,000	8,820,300
		14,822,618
Georgia — 2.3%
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	2,500	2,850,550
Illinois — 14.7%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	745	789,849
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,471,743
City of Chicago Illinois, RB, General, Third Lien, Series C (AGM):
5.25%, 1/01/30	1,000	1,055,130
5.25%, 1/01/35	435	451,613
City of Chicago Illinois, RB, Third Lien, O’Hare International Airport, Series A, 5.75%, 1/01/39	825	880,786

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C, 6.50%, 1/01/41	$3,740	$4,210,492
Second Lien (NPFGC), 5.50%, 1/01/30	1,000	1,085,460
Illinois Finance Authority, Refunding RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	1,918,855
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.25%, 2/01/28	1,560	1,637,797
5.25%, 2/01/35	1,000	1,026,470
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	962,882
6.00%, 6/01/28	260	265,746
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	1,000	1,036,200
Build Illinois, Series B, 5.25%, 6/15/28	1,750	1,867,285
		18,660,308
Indiana — 2.5%
Indiana Finance Authority, Refunding RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	550	571,049
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,572,023
		3,143,072
Iowa — 0.3%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	410	430,611
Louisiana — 4.1%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,750	1,843,205
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	2,510	2,787,807
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	433,057
Series A-2, 6.00%, 1/01/23	150	173,223
		5,237,292
Michigan — 16.1%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,883,804
Second Lien, Series B (AGM), 7.00%, 7/01/36	200	233,404
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	1,790	1,853,957
Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,500	1,773,525
Senior Lien, Series B (BHAC), 5.50%, 7/01/35	4,750	4,924,610
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,330	2,421,149
City of Detroit Michigan, Refunding RB, Second Lien:
Series C-1 (AGM), 7.00%, 7/01/27	1,800	2,108,430
Series E (BHAC), 5.75%, 7/01/31	2,300	2,454,813
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	365	391,130
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	565	625,557
5.25%, 10/15/25	300	329,571
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,205	1,398,427
		20,398,377
Minnesota — 4.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,680	6,254,589
Nevada — 1.7%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,122,380

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	21

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 4.0%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	$1,300	$1,356,160
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,575	1,637,811
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,119,140
		5,113,111
New York — 2.9%
New York City Transitional Finance Authority, RB, Fiscal 2009:
Series S-3, 5.25%, 1/15/39	900	952,317
Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,702,232
		3,654,549
Ohio — 0.1%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	75	75,415
Puerto Rico — 2.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	1,170	1,237,813
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,350	1,459,985
		2,697,798
Texas — 20.4%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,000	2,107,420
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	705	761,626
5.00%, 11/15/29	895	958,321
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,600	2,952,794
6.00%, 11/15/36	2,215	2,513,981
5.38%, 11/15/38	1,000	1,078,650
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	1,270	1,370,482
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,380	2,533,105
Frisco ISD Texas, GO, School Building (AGC):
5.38%, 8/15/39	1,415	1,524,450
5.50%, 8/15/41	3,365	3,658,193
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	560,990
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	500	535,605
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,586,160
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	1,000	1,087,780
Series A (AGC), 5.75%, 1/01/40	1,500	1,576,080
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,073,930
		25,879,567
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,000	1,005,190

Municipal Bonds	Par (000)	Value
Virginia — 0.9%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	$1,000	$1,137,710
Washington — 1.6%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,114,605
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	795	871,002
		1,985,607
Total Municipal Bonds — 109.0%		138,196,451

Municipal Bonds Transferred to Tender Option Bond Trusts (a)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,542,810
California — 11.0%
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	2,500	2,580,900
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	11,349,850
		13,930,750
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	760	899,181
Florida — 10.8%
City of Jacksonville Florida, RB, Better Jacksonville (NPFGC), 5.00%, 10/01/27	3,930	4,012,412
County of Pinellas Florida, RB (AGM), 5.00%, 10/01/32	9,500	9,636,277
		13,648,689
Illinois — 4.9%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,071,313
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,129,409
		6,200,722
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	972,914
Nevada — 1.8%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,240,780
New Jersey — 0.8%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,093,560
Texas — 1.9%
North Texas Tollway Authority, RB, Special Projects, System, Series A, 5.50%, 9/01/41	2,310	2,484,752
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.9%		43,014,158
Total Long-Term Investments (Cost — $174,150,461) — 142.9%		181,210,609

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (b)(c)	9,230,241	$9,230,241
Total Short-Term Securities (Cost — $9,230,241) — 7.3%		9,230,241
Total Investments (Cost — $183,380,702*) — 150.2%		190,440,850
Other Assets Less Liabilities — 0.7%		898,545
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.6)%		(22,281,092)
AMPS, at Redemption Value — (33.3)%		(42,275,707)
Net Assets Applicable to Common Shares — 100.0%		$126,782,596

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$161,272,002
Gross unrealized appreciation	$8,296,059
Gross unrealized depreciation	(1,393,477)
Net unrealized appreciation	$6,902,582

(a)

Securities represent bonds transferred to a TOB trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(b)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional Tax-Exempt Fund	1,211,264	8,018,977	9,230,241	$3,616

(c)	Represents the current yield as of report date.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
32	10-Year U.S.	Chicago	December	$4,140,439	$11,439
	Treasury Note	Board of Trade	2011

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$181,210,609	—	$181,210,609
Short-Term Securities	$9,230,241	—	—	9,230,241
Total	$9,230,241	$181,210,609	—	$190,440,850

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$11,439	—	—	$11,439

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	23

Schedule of Investments August 31, 2011	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$3,800	$3,984,034
Birmingham Airport Authority, RB (AGM), 5.50%, 7/01/40	5,800	6,046,674
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,618,487
County of Jefferson Alabama, RB, Series A 4.75%, 1/01/25	2,800	2,310,112
		13,959,307
Arizona — 1.0%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,563,495
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,500	1,566,840
5.25%, 10/01/28	650	682,253
		3,812,588
California — 28.2%
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	641,981
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, First Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	12,662,976
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM):
5.58%, 8/01/13 (b)	7,450	6,806,841
5.40%, 8/01/36 (c)	4,200	842,982
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	1,100	1,121,065
Golden State Tobacco Securitization Corp. California, RB, Series 2003-A-1 (a):
6.63%, 6/01/13	6,500	7,194,330
6.75%, 6/01/13	14,500	16,080,355
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	3,500	3,184,440
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/33	17,500	17,817,800
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (c):
5.15%, 8/01/31	13,575	3,963,357
5.16%, 8/01/32	14,150	3,775,645
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,614,400
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.84%, 7/01/38 (c)	2,000	364,120
San Francisco City & County Public Utilities Commission, Refunding RB, Series A (AGM)
5.00%, 11/01/11 (a)	3,460	3,487,680
5.00%, 11/01/31	11,540	11,555,348
San Joaquin Hills Transportation Corridor Agency California, Refunding RB, CAB, Series A (NPFGC), 5.50%, 1/15/31 (c)	53,000	10,012,230
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,350	2,431,757
		104,557,307
Colorado — 0.3%
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	960	1,013,731
District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	8,939,120

Municipal Bonds	Par (000)	Value
Florida — 15.3%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	$2,000	$2,051,760
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	6,750	7,222,770
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,800	3,861,218
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.25%, 10/01/38 (c)	25,520	3,887,461
Miami International Airport, Series A, 5.50%, 10/01/41	5,000	5,132,750
Water & Sewer System (AGM), 5.00%, 10/01/39	10,100	10,336,542
County of Miami-Dade Florida, Refunding RB (AGM), 5.00%, 7/01/35	1,300	1,327,820
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3, 5.45%, 7/01/33	3,800	3,928,022
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	7,500	7,916,625
Miami-Dade County School Board, COP, RB, Series B (AGC), 5.25%, 5/01/31	1,135	1,188,141
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	6,090	6,400,529
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	305,775
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,010,230
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,122,100
		56,691,743
Georgia — 2.5%
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	7,500	8,551,650
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System Series D (AGM), 5.50%, 7/01/41	900	921,195
		9,472,845
Hawaii — 1.4%
Hawaii State Harbor, RB, Series A, 5.50%, 7/01/35	5,000	5,212,650
Illinois — 3.9%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	2,650,500
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	600	627,894
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	7,310	7,404,518
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	1,475	1,559,813
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/27	1,350	1,424,007
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	725,691
		14,392,423
Indiana — 2.1%
Indiana Finance Authority, Refunding RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,100	1,142,097
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	450	461,596
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,123,865
		7,727,558

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa — 1.4%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	$5,000	$5,236,350
Kentucky — 0.4%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,599,420
Louisiana — 2.1%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	7,500	7,809,525
Michigan — 3.3%
City of Detroit Michigan, RB:
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,900	3,013,448
System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	100	95,743
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,201,930
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	465	473,747
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	1,100	1,192,928
Michigan State Building Authority, RB, Refunding Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,081,460
Series I-A, 5.38%, 10/15/41	800	829,992
Series II-A, 5.38%, 10/15/36	1,500	1,561,095
		12,450,343
Nebraska — 1.2%
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	2,450	2,671,260
6.05%, 9/01/41	1,770	1,911,759
		4,583,019
Nevada — 1.1%
County of Clark Nevada, RB, Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	4,100	4,208,199
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	3,000	3,186,360
New York — 1.0%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,095,119
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,455,753
		3,550,872
North Carolina — 0.9%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	3,875	3,370,552
Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	683,426
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,125	1,131,232
		1,814,658
Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor, License Fund, Series A, 6.00%, 12/01/36	625	712,506

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	$5,300	$5,731,791
5.50%, 8/01/42	950	962,074
		6,693,865
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,625	2,909,419
South Carolina — 1.5%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	282,766
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,200,250
		5,483,016
Tennessee — 3.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM) (c):
5.88%, 1/01/23	9,110	4,791,587
5.90%, 1/01/24	8,500	4,201,210
5.91%, 1/01/25	6,850	3,186,209
		12,179,006
Texas — 26.9%
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/34	4,165	4,412,443
City of San Antonio Texas, Refunding RB (NPFGC):
5.13%, 5/15/29	9,250	9,830,068
5.13%, 5/15/34	10,000	10,617,500
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,595,075
Coppell ISD Texas, GO, Refunding, CAB (PSF-GTD), 5.64%, 8/15/30 (c)	10,030	4,477,793
County of Harris Texas, GO (NPFGC) (c):
5.57%, 8/15/25	7,485	4,400,956
5.60%, 8/15/28	10,915	5,439,490
County of Harris Texas, Refunding RB, Senior Lien, Toll Road (AGM), 5.00%, 8/15/30	5,510	5,668,082
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (c):
CAB, Junior Lien, Series H, 5.93%, 11/15/38	5,785	736,778
CAB, Junior Lien, Series H, 5.95%, 11/15/39	6,160	727,311
Third Lien, Series A-3, 5.97%, 11/15/38	16,890	2,095,542
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (c)	3,815	2,136,171
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,144,138
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	625	676,475
System (NPFGC), 5.75%, 1/01/40	23,050	23,624,867
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	20,000	19,179,600
		99,762,289

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	25

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington — 3.4%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series C (AMBAC), 5.13%, 7/01/33	$3,655	$3,679,196
County of King Washington, Refunding RB (AGM), 5.00%, 1/01/36	2,200	2,256,672
Washington Health Care Facilities Authority, RB:
MultiCare Health Care, Series C (AGC), 5.50%, 8/15/43	5,000	5,154,100
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	993,980
Providence Health & Services, Series A, 5.25%, 10/01/39	675	687,103
		12,771,051
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,500	1,515,990
Froedtert & Community Health, 5.25%, 4/01/39	2,500	2,534,200
		4,050,190
Total Municipal Bonds — 112.7%		418,149,912

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,383,915
California — 10.8%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33	3,379	3,451,252
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,282,560
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,717,050
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	5,000	5,196,850
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	481,372
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	4,870	5,048,339
University of California, RB, Series C (NPFGC), 4.75%, 5/15/37	10,000	9,882,200
		40,059,623
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,080	1,222,809
Florida — 5.2%
City of Tallahassee Florida, RB (NPFGC):
5.00%, 10/01/32	3,000	3,086,970
5.00%, 10/01/37	5,000	5,123,550
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,999	3,147,255
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (e)	1,800	1,816,974
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	6,000	6,091,140
		19,265,889
Hawaii — 2.8%
Honolulu City & County Board of Water Supply, RB, Series A (FGIC), 5.00%, 7/01/33	10,000	10,227,100

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois — 8.8%
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	$2,400	$2,504,064
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	4,499	4,694,114
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	24,010	24,167,265
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,400	1,444,589
		32,810,032
Massachusetts — 3.6%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	12,987	13,540,105
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	4,197	4,606,711
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,024	2,261,902
		6,868,613
New York — 4.6%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	4,494	4,930,476
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,351,043
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	4,811,085
		17,092,604
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	620	650,033
South Carolina — 0.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	600	649,938
Texas — 3.2%
North East ISD Texas, GO, School Building (PSF-GTD) Series A, 5.00%, 8/01/37	1,500	1,573,455
Northside ISD Texas, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	10,180,059
		11,753,514
Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,242,850
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	419,120
Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,677,574
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.4%		164,863,719
Total Long-Term Investments (Cost — $574,675,678) — 157.1%		583,013,631

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
New York — 0.5%
City of New York, New York, GO, VRDN, Sub-Series A-6 (AGM Insurance, Dexia Credit Local SBPA), 1.50%, 9/01/11 (e)	$1,700	$1,700,000

	Shares
Money Market Funds — 1.6%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	5,821,237	5,821,237
Total Short-Term Securities (Cost — $7,521,237) — 2.1%		7,521,237
Total Investments (Cost — $582,196,195*) — 159.2%		590,534,868
Other Assets Less Liabilities — 1.0%		3,744,775
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.2)%		(86,011,131)
AMPS, at Redemption Value — (37.0)%		(137,254,205)
Net Assets Applicable to Common Shares — 100.0%		$371,014,307

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$496,199,453
Gross unrealized appreciation	$25,117,947
Gross unrealized depreciation	(16,746,622)
Net unrealized appreciation	$8,371,325

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	9,416,737	(3,595,500)	5,821,237	$7,116

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation

	10-Year US	Chicago	December
95	Treasury Note	Board of Trade	2011	$12,291,929	$33,960

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$583,013,631	—	$583,013,631
Short-Term Securities	$5,821,237	1,700,000	—	7,521,237
Total	$5,821,237	$584,713,631	—	$590,534,868

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$33,960	—	—	$33,960

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	27

Schedule of Investments August 31, 2011	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 3.3%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	$2,135	$2,225,375
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	4,962,688
5.00%, 12/01/37	3,990	3,442,013
		10,630,076
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,825	1,737,473
California — 20.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,480	2,674,829
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	9,710	87,002
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	3,771,040
California HFA, RB, AMT, Home Mortgage:
Series G, 5.50%, 8/01/42	6,455	6,448,351
Series K, 5.50%, 2/01/42	2,220	2,208,767
California State Public Works Board, RB, Various Capital Project, Sub-Series I-1, 6.38%, 11/01/34	1,280	1,389,568
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 5.50%, 10/01/33	5,000	5,026,050
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	860	895,862
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	6,500	6,679,660
Los Angeles Unified School District California, GO:
Series D, 5.00%, 7/01/27	2,375	2,544,789
Series I, 5.00%, 7/01/26	1,250	1,348,987
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	10,340	10,739,538
San Francisco City & County Redevelopment Agency, Special Tax Bonds, District No. 6, Mission Bay South Public Improvements, 6.63%, 8/01/27	3,120	3,133,073
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,760	1,985,843
6.50%, 4/01/33	10,670	12,309,125
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	5,095	5,026,319
		66,268,803
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB Series A:
Catholic Healthcare, 5.50%, 7/01/34	2,330	2,426,019
Sisters of Leavenworth, 5.00%, 1/01/40	1,020	995,765
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	1,375	1,287,990
		4,709,774
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,505	1,533,294
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,240	1,229,311
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,430	3,942,877
		5,172,188
Municipal Bonds	Par (000)	Value
District of Columbia — 6.4%
District of Columbia, Refunding RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	$1,265	$1,008,698
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	7,500	7,490,400
6.75%, 5/15/40	11,500	10,821,040
Metropolitan Washington Airports Authority, RB, First Senior Lien, Series A:
5.00%, 10/01/39	550	562,452
5.25%, 10/01/44	865	887,291
		20,769,881
Florida — 5.1%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,265	1,216,386
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/38	2,855	2,802,268
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,255	1,273,398
Live Oak Community Development District No. 1, Special Assessment Bonds, Series A, 6.30%, 5/01/34	3,115	3,177,581
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	3,900	3,949,725
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,500	2,529,500
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	1,930	1,539,986
		16,488,844
Georgia — 1.0%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	932,641
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,150	2,254,705
		3,187,346
Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	695	704,355
6.75%, 11/15/29	995	1,022,840
7.00%, 11/15/39	680	699,917
		2,427,112
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	1,480	1,553,482
Illinois — 12.1%
City of Chicago Illinois, RB, O’Hare International Airport, General, Third Lien, Series A, 5.75%, 1/01/39	5,000	5,338,100
City of Chicago Illinois, Refunding RB, O’Hare International Airport, General, Third Lien, Series C, 6.50%, 1/01/41	6,430	7,238,894
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (b)(c)	900	179,973
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,675	1,678,266
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,794,975
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	361,702
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	13,000	13,417,820
Metropolitan Pier & Exposition Authority, Refunding RB (AGM), McCormick Place Expansion Project:
Series B, 5.00%, 6/15/50	3,430	3,250,337
Series B-2, 5.00%, 6/15/50	2,725	2,582,264

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$1,470	$1,546,925
6.00%, 6/01/28	1,255	1,282,736
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	707,030
		39,379,022
Indiana — 3.4%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	915	924,617
Indiana Finance Authority, Refunding RB:
Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,499,895
First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,720	1,785,824
Indiana Health Facility Financing Authority, Refunding RB:
Ascension Health, Series F, 5.38%, 11/15/25	2,095	2,150,894
Methodist Hospital Inc., 5.38%, 9/15/22	3,675	3,457,477
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,296,504
		11,115,211
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,755	1,758,440
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,105	1,120,006
Louisiana — 1.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,650	3,725,300
Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	466,502
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	982,850
Maryland Health & Higher Educational Facilities Authority, RB, Union Hospital Of Cecil County Issue, 5.63%, 7/01/32	1,000	1,003,100
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	2,400	2,476,776
		4,929,228
Massachusetts — 1.0%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	2,000	2,378,800
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	955	966,661
		3,345,461
Michigan — 1.1%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,489,845
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,105,157
		3,595,002

Municipal Bonds	Par (000)	Value
Missouri — 2.1%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	$6,000	$5,738,700
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Home, 5.50%, 2/01/42	1,135	1,048,593
		6,787,293
Multi-State — 4.2%
Centerline Equity Issuer Trust (d)(e):
5.75%, 5/15/15	1,000	1,079,100
6.00%, 5/15/15	5,000	5,451,900
6.00%, 5/15/19	3,500	3,855,495
6.30%, 5/15/19	3,000	3,315,600
		13,702,095
Nebraska — 0.9%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,245	1,253,528
Sarpy County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,646,200
		2,899,728
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,496,749
New Jersey — 9.6%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/34	3,810	3,536,213
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30 (f)	10,100	10,101,515
Kapkowski Road Landfill Project, Series 1998B, AMT, 6.50%, 4/01/31	10,000	9,838,500
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	7,701,642
		31,177,870
New York — 3.8%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (b)(c)	985	246,299
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,325	1,363,876
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (f)	6,700	6,689,883
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,335	1,377,199
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,410	1,433,857
6.00%, 12/01/42	1,375	1,393,150
		12,504,264
North Carolina — 2.2%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	7,500	5,719,650
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,546,411
		7,266,061

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	29

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 2.0%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	$3,405	$3,407,077
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	3,025	3,036,253
		6,443,330
Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (f)	3,925	4,017,159
Pennsylvania — 2.8%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	2,000	1,668,620
Pennsylvania Economic Development Financing Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	5,175	5,205,118
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	2,065	2,140,786
		9,014,524
Puerto Rico — 5.9%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.55%, 8/01/32 (a)	8,600	2,359,410
CAB, Series A, 6.58%, 8/01/33 (a)	13,600	3,440,936
CAB, Series A, 6.60%, 8/01/34 (a)	5,500	1,283,975
CAB, Series A, 6.61%, 8/01/35 (a)	14,055	3,029,836
CAB, Series A, 6.63%, 8/01/36 (a)	11,875	2,389,250
First Sub-Series A, 6.50%, 8/01/44	6,100	6,662,664
		19,166,071
South Carolina — 3.7%
County of Greenwood South Carolina, RB, Facilities, Self Memorial Hospital:
5.50%, 10/01/26	2,280	2,281,185
5.50%, 10/01/31	3,250	3,251,040
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,640	2,678,280
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	3,738,980
		11,949,485
Tennessee — 3.8%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.77%, 1/01/21 (a)	20,405	12,221,575
Texas — 15.9%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	2,400	744,312
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (f)	1,350	1,309,500
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	2,350	2,247,093
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,650	1,777,182
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,760,425
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,385,885
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	5,000	5,061,000
Harris County-Houston Sports Authority, Refunding RB, Third Lien, Series A-3 (NPFGC), 11/15/36 (a)	25,375	3,714,900
Lower Colorado River Authority, Refunding RB (NPFGC) (g):
5.00%, 5/15/13	35	37,703
5.00%, 5/15/13	30	32,344
Series A, 5.00%, 5/15/13	5	5,391

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, Toll 2nd Tier, Series F, 6.13%, 1/01/31	$6,790	$7,006,397
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	3,683,484
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	4,627,722
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,210	4,370,738
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,650	3,761,872
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	1,390	1,332,982
		51,858,930
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	3,960	3,980,552
Virginia — 2.7%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	1,240	1,240,037
Halifax County IDA, Refunding RB, Old Dominion Electric Co-op Project, AMT (AMBAC), 5.63%, 6/01/28	5,000	5,108,550
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	2,490	2,491,295
		8,839,882
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	2,190	2,362,747
Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/30	1,790	1,829,756
Ascension Health Senior Credit Group, 5.00%, 11/15/33	910	919,701
Aurora Health Care, 6.40%, 4/15/33	3,930	4,012,569
		6,762,026
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	3,355	3,610,349
Wyoming Municipal Power Agency, RB, Series A:
5.50%, 1/01/33	800	845,416
5.50%, 1/01/38	750	783,743
		5,239,508
Total Municipal Bonds — 129.6%		422,135,792

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,555,672
California — 2.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	2,850	3,053,234

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$2,530	$2,629,606
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	1,973,623
		7,656,463
Colorado — 2.2%
Colorado Health Facilities Authority, RB (AGM), Catholic Health:
Series C-3, 5.10%, 10/01/41	4,230	4,267,731
Series C-7, 5.00%, 9/01/36	2,710	2,734,282
		7,002,013
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,170	5,514,787
Series X-3, 4.85%, 7/01/37	5,130	5,332,943
		10,847,730
Georgia — 1.5%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	4,864,416
Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,150	3,262,203
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	2,219	2,409,810
New York — 6.5%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	1,710	1,870,044
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series HH, 5.00%, 6/15/31	9,149	9,837,302
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	9,284	9,568,474
		21,275,820
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,910	6,324,764
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,188,283
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	8,113	8,683,212
		11,871,495
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0%		78,070,386
Total Long-Term Investments (Cost — $494,962,132) — 153.6%		500,206,178

Short-Term Securities	Par (000)	Value
Michigan — 1.1%
Michigan Finance Authority, RB, SAN Detroit School, Series A-1,6.45%, 2/20/12	$3,580	$3,580,000

	Shares
Money Market Funds — 3.6%
FFI Institutional Tax-Exempt Fund, 0.01% (i)(j)	11,840,465	11,840,465
Total Short-Term Securities (Cost — $15,420,465) — 4.7%		15,420,465
Total Investments (Cost — $510,382,597*) — 158.3%		515,626,643
Other Assets Less Liabilities — 1.5%		4,867,868
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(43,476,540)
AMPS, at Redemption Value — (46.5)%		(151,305,041)
Net Assets Applicable to Common Shares — 100.0%		$325,712,930

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$465,989,213
Gross unrealized appreciation	$18,364,702
Gross unrealized depreciation	(12,177,989)
Net unrealized appreciation	$6,186,713

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Variable rate security. Rate shown is as of report date.

(g)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional Tax-Exempt Fund	9,440,330	2,400,135	11,840,465	$6,944

(j)	Represents the current yield as of report date.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
49	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$6,395,173	$72,641

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	31

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$500,206,178	—	$500,206,178
Short-Term Securities	$11,840,465	3,580,000	—	15,420,465
Total	$11,840,465	$503,786,178	—	$515,626,643

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$72,641	—	—	$72,641

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.3%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,487,014
6.00%, 6/01/39	10,995	11,903,187
		17,390,201

Arizona — 2.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.25%, 10/01/24	10,260	11,156,416
5.25%, 10/01/28	2,240	2,351,149
		13,507,565

California — 19.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	9,561,794
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	5,785,853
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	5,000	5,483,950
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	4,000	4,056,320
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	4,450	4,561,250
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	6,600	6,827,106
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	10,383,100
Election of 2008, Series C, 5.25%, 8/01/39	7,150	7,681,316
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,281,400
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,054,053
Los Angeles Unified School District California, GO, Series D, 5.25%, 7/01/25	3,485	3,850,507
Manteca Financing Authority California, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,627,552
5.75%, 12/01/36	3,285	3,513,735
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,439,129
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	3,820	4,324,851
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,025,100
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	3,000	3,110,880
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	15,000	15,794,700
		105,362,596

Colorado — 1.5%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,656,145
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	1,425	1,509,802
		8,165,947

District of Columbia — 0.7%
District of Columbia, Refunding RB, Georgetown University, Series D (BHAC), 5.50%, 4/01/36	775	838,116
District of Columbia Water & Sewer Authority, RB, Series A (NPFGC), 5.00%, 10/01/38	2,545	2,627,000
		3,465,116

Municipal Bonds	Par (000)	Value
Florida — 14.6%
County of Lee Florida, RB, Series A, AMT (AGM), 6.00%, 10/01/29	$19,925	$20,031,399
County of Lee Florida, Refunding RB, Series A, AMT, 5.38%, 10/01/32	3,110	3,054,051
County of Miami-Dade Florida, RB, AMT, Miami International Airport, Series A:
(AGM), 5.13%, 10/01/35	555	538,911
(AGM), 5.50%, 10/01/41	3,620	3,640,887
(NPFGC), 6.00%, 10/01/29	8,000	8,088,720
County of Osceola Florida, RB, Series A (NPFGC), 5.50%, 10/01/27	5,560	5,638,507
Florida Housing Finance Corp., HRB, Waverly Apartments, Series C-1, AMT (AGM), 6.30%, 7/01/30	2,055	2,076,536
Florida Housing Finance Corp., Refunding RB, AMT (NPFGC) Homeowner Mortgage, Series 2:
5.75%, 7/01/14	445	445,992
5.90%, 7/01/29	6,450	6,528,626
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	6,740	6,826,339
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	2,770	3,060,241
Miami-Dade County Housing Finance Authority Florida, MRB, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,208,336
St. Lucie West Services District, Refunding RB, Senior Lien (NPFGC), 6.00%, 10/01/22	3,090	3,162,955
Village Center Community Development District, RB, Series A (NPFGC):
5.38%, 11/01/34	10,775	9,591,905
5.13%, 11/01/36	1,750	1,488,078
Volusia County IDA, RB, Student Housing, Stetson University Project, Series A (CIFG), 5.00%, 6/01/35	800	682,280
		77,063,763

Georgia — 2.5%
County of Fulton Georgia, RB (NPFGC), 5.25%, 1/01/35	7,575	8,008,669
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	5,170	5,291,754
		13,300,423

Illinois — 16.0%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	3,745	3,970,449
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	7,149,275
City of Chicago Illinois, RB, General, Third Lien, Series C (AGM), 5.25%, 1/01/35	4,905	5,092,322
City of Chicago Illinois, RB, Third Lien, O’Hare International Airport, Series A, 5.75%, 1/01/39	7,395	7,895,050
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C, 6.50%, 1/01/41	16,800	18,913,440
General, Third Lien, Series C (AGC), 5.25%, 1/01/23	3,975	4,410,143
Second Lien (NPFGC), 5.50%, 1/01/30	4,075	4,423,249
Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/37	10,000	10,814,000
Illinois Finance Authority, Refunding RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,071,840
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	2,700	2,771,469
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	4,593,420
6.00%, 6/01/28	1,245	1,272,515

See Notes to Financial Statements.

	ANNUAL REPORT	AUGUST 31, 2011	33

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	$3,000	$3,108,600
Build Illinois, Series B, 5.25%, 6/15/26	5,625	6,079,500
		84,565,272

Indiana — 3.4%
Indiana Finance Authority, Refunding RB, 5.25%, 10/01/38	2,620	2,720,268
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,022,107
		17,742,375

Iowa — 0.7%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	3,375	3,544,661

Kentucky — 0.5%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	2,500	2,690,450
Louisiana — 1.4%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	5,475	6,080,973
New Orleans Aviation Board Louisiana, Refunding RB, GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	577,410
Series A-2, 6.00%, 1/01/23	720	831,470
		7,489,853

Michigan — 16.7%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	6,320	7,003,318
Second Lien, Series B (AGM), 7.00%, 7/01/36	850	991,967
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	7,490	7,757,618
Senior Lien, Series B (AGM), 7.50%, 7/01/33	6,600	7,803,510
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	20,540	21,343,525
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	6,000	6,403,860
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	9,055	10,606,574
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,326,517
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	1,760	1,885,998
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/22	6,150	6,959,278
5.25%, 10/15/24	2,755	3,050,281
5.25%, 10/15/25	1,435	1,576,448
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	5,780	6,707,806
		88,416,700

Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	10,901,484

Nebraska — 1.0%
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	3,650	3,979,631
6.05%, 9/01/41	1,275	1,377,115
		5,356,746

Municipal Bonds	Par (000)	Value
Nevada — 7.4%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	$11,140	$11,821,657
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	12,380	12,706,708
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	14,500	14,529,290
		39,057,655

New Jersey — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	6,500	6,780,800
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT, 5.75%, 12/01/28	4,475	4,607,281
		11,388,081

New York — 7.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,074,800
Series FF-2, 5.50%, 6/15/40	4,000	4,375,480
New York City Municipal Water Finance Authority, Refunding RB, Series D, 5.00%, 6/15/37	5,000	5,140,200
New York City Municipal Water Finance Authority, Second General Resolution, Series EE, 5.38%, 6/15/43	3,475	3,811,345
New York City Transitional Finance Authority, RB, Sub-Series S-2A, 5.00%, 7/15/30	7,110	7,636,851
New York City Transitional Finance Authority, RB, Fiscal 2009:
Series S-3, 5.25%, 1/15/39	5,625	5,951,981
Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,384,960
		39,375,617

Ohio — 1.5%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	7,725	7,767,797

Pennsylvania — 1.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	4,945	5,217,074

Puerto Rico — 2.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	4,000	4,231,840
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	6,610	7,148,517
		11,380,357

Texas — 18.9%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	3,360	3,629,875
5.00%, 11/15/29	4,255	4,556,041
City of Houston Texas, Refunding RB, Combined First Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,423,263
6.00%, 11/15/36	9,435	10,708,536
5.38%, 11/15/38	5,000	5,393,250
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	5,690	6,140,193
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	10,110	10,760,377
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,500	1,673,055
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Project (AGC), 5.50%, 5/15/36	3,295	3,491,909
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	2,300	2,463,783

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	$12,400	$13,112,256
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	5,555	6,042,618
Series A (AGC), 5.75%, 1/01/40	7,000	7,355,040
Series A (NPFGC), 5.13%, 1/01/28	7,795	7,991,278
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	1,900,856
		99,642,330
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	6,375	6,408,086
Virginia — 0.9%
Virginia Public School Authority, RB, School Financing, School Financing, 6.50%, 12/01/35	4,300	4,892,153
Washington — 1.5%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,567,164
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	3,290	3,604,524
		8,171,688
Total Municipal Bonds — 131.0%		692,263,990

Municipal Bonds Transferred to Tender Option Bond Trusts (a)
Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	6,500	6,685,510
California — 3.0%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,241,147
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,462,400
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	5,000	5,161,800
		15,865,347
District of Columbia — 0.8%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	3,381	3,998,991
Florida — 4.9%
City of Jacksonville Florida, RB, Better Jacksonville (NPFGC), 5.00%, 10/01/27	10,000	10,209,700
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	10,806,053
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2 AMT (Ginnie Mae), 6.00%, 9/01/40	4,140	4,707,387
		25,723,140
Illinois — 1.5%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	7,737	7,923,988
Indiana — 1.9%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,004,153

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$404	$437,811
Nevada — 2.7%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	8,963,120
Series B, 5.50%, 7/01/29	5,008	5,526,954
		14,490,074
New Jersey — 3.9%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	4,350	4,756,986
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,532	7,832,412
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	8,000	8,207,600
		20,796,998
New York — 3.8%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	4,994	5,462,495
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	13,500	14,488,740
		19,951,235
Texas — 4.4%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	12,027	13,153,273
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	10,369,266
		23,522,539
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.3%		149,399,786
Total Long-Term Investments (Cost — $805,149,036) — 159.3%		841,663,776

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (b)(c)	22,122,505	22,122,505
Total Short-Term Securities (Cost — $22,122,505) — 4.2%		22,122,505
Total Investments (Cost — $827,271,541*) — 163.5%		863,786,281
Other Assets Less Liabilities — 2.7%		14,009,475
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.2)%		(75,022,893)
VRDP Shares, at Liquidation Value — (52.0)%		(274,600,000)
Net Assets Applicable to Common Shares — 100.0%		$528,172,863

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	35

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$752,539,943
Gross unrealized appreciation	$38,398,612
Gross unrealized depreciation	(2,117,333)
Net unrealized appreciation	$36,281,279

(a)

Securities represent bonds transferred to a TOB trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(b)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	32,301,054	(10,178,549)	22,122,505	$28,084

(c)	Represents the current yield as of report date.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
125	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$16,173,591	$44,684

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$841,663,776	—	$841,663,776
Short-Term Securities	$22,122,505	—	—	22,122,505
Total	$22,122,505	$841,663,776	—	$863,786,281

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$44,684	—	—	$44,684

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$7,610	$7,978,552
Camden IDB Alabama, RB, Weyerhaeuser Co. Project, Series A, 6.13%, 12/01/13 (a)	2,550	2,864,186
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	3,475	3,040,277
Selma IDB Alabama, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	5,060,700
Selma IDB, RB, Gulf Opportunity Zone, International Paper, 5.80%, 5/01/34	1,850	1,863,857
		20,807,572
Alaska — 0.1%
Northern Tobacco Securitization Corp., RB, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	776,625
Arizona — 2.8%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	4,100	2,745,073
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,393,984
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,015,500
Pima County IDA, RB, Arizona Charter School Project, Series E, 7.25%, 7/01/31	1,995	1,997,813
Pima County IDA, Refunding RB:
Arizona Charter, Series I, 6.10%, 7/01/24 (a)(b)	110	120,567
Arizona Charter, Series I, 6.10%, 7/01/24 (b)	370	350,741
Arizona Charter, Series I, 6.30%, 7/01/31 (a)(b)	230	252,929
Arizona Charter, Series I, 6.30%, 7/01/31 (b)	740	677,137
Charter Schools II, Series A, 6.75%, 7/01/21	900	900,738
Charter Schools II, Series O, 5.00%, 7/01/26	5	4,134
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	4,313,300
		16,771,916
California — 10.1%
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	2,900	2,885,326
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,125,421
State Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,135,850
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,033,664
California State Public Works Board, RB, Department of Mental Health, Coalinga, Series A:
5.50%, 6/01/23	6,000	6,170,700
5.13%, 6/01/29	10,435	10,451,383
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	4,240	4,404,385
Golden State Tobacco Securitization Corp. California, RB, Asset-Backed, Series A-3, 7.88%, 6/01/13 (a)	10,725	12,096,835
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,200	1,250,040
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	11,190,114
		60,743,718
Colorado — 1.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,735,775
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	2,847,120

Municipal Bonds	Par (000)	Value
Colorado (concluded)
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT:
6.60%, 5/01/28	$340	$347,317
7.50%, 4/01/31	130	133,769
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	385	406,548
		6,470,529
Connecticut — 0.4%
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,810	2,239,177
Delaware — 0.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,500	1,487,070
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, RB, First Senior Lien, Series A:
5.00%, 10/01/39	415	424,396
5.25%, 10/01/44	650	666,750
		1,091,146
Florida — 5.0%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,196,805
Series B-1, 5.63%, 7/01/38	5,000	5,301,750
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	10,000	9,430,000
Series A-1, 5.38%, 10/01/41	10,290	10,440,851
		30,369,406
Georgia — 2.3%
City of Atlanta Georgia, Refunding RB, General, Series B, AMT, 5.00%, 1/01/29	1,070	1,085,076
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	3,578,568
DeKalb Private Hospital Authority, Refunding RB, Childrens Healthcare, 5.25%, 11/15/39	3,335	3,399,299
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18	4,540	5,228,763
6.60%, 1/01/18 (c)	250	275,568
		13,567,274
Hawaii — 0.9%
Hawaii State Harbor, RB, Series A, 5.25%, 7/01/35	5,000	5,212,650
Illinois — 11.1%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,080	17,514,686
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	10,615,389
Community, 6.50%, 7/01/22	1,060	959,586
Community Rehabilitation, 6.50%, 7/01/12 (a)	1,080	1,146,830
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	9,000	9,700,830
OSF Healthcare System, Series A, 6.00%, 5/15/39	5,140	5,200,035
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	2,703,455
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	3,290	3,980,111
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,941,760
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	10,000	10,003,100
		66,765,782

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	37

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 4.6%
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	$8,980	$8,810,637
Indiana Transportation Finance Authority, RB, Series A, 6.80%, 12/01/16	7,280	8,225,381
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	10,210	10,872,833
		27,908,851
Iowa — 0.1%
Iowa Tobacco Settlement Authority, RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,000	705,070
Kansas — 0.3%
Sedgwick & Shawnee Counties Kansas, RB, Mortgage-Backed Securities Program, Series A-4, AMT (Ginnie Mae), 5.95%, 12/01/33	1,665	1,748,150
Kentucky — 1.2%
County of Owen Kentucky, RB, Kentucky American Water Co., Series B, 5.63%, 9/01/39	1,000	993,720
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.50%, 3/01/45	4,000	4,076,920
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	2,000	2,027,160
		7,097,800
Louisiana — 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	2,615	2,668,947
Maine — 1.2%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,022,200
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A:
5.70%, 8/01/21	775	783,990
6.00%, 2/01/34	1,190	1,148,743
		6,954,933
Maryland — 1.9%
Maryland Community Development Administration, RB, AMT, 5.10%, 9/01/37	1,835	1,844,597
Maryland Community Development Administration, Refunding RB, Residential, Series D, 4.90%, 9/01/42	3,250	3,129,717
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 6.25%, 1/01/41	2,000	2,063,980
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,117,472
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,124,843
		11,280,609
Massachusetts — 6.2%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,692,457
Massachusetts HFA, HRB, Series A, AMT, 5.20%, 12/01/37	3,000	3,011,580
Massachusetts HFA, RB, S/F, Series 130, AMT, 5.00%, 12/01/32	2,500	2,483,625
Massachusetts HFA, Refunding HRB, Series D, AMT, 4.85%, 6/01/40	2,000	1,939,520
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	6,549,411

Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19	$16,000	$19,584,480
		37,261,073
Michigan — 4.2%
City of Detroit Michigan, RB, Second Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,770,300
7.00%, 7/01/36	1,250	1,458,775
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	1,660	1,800,237
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,950	7,260,735
McLaren Health Care, 5.75%, 5/15/38	7,285	7,517,100
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	4,100	4,758,132
		25,565,279
Mississippi — 5.3%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	9,731,859
Series B, 6.70%, 4/01/22	4,500	4,747,455
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project:
5.88%, 4/01/22	15,000	14,962,950
5.90%, 5/01/22	2,250	2,244,510
		31,686,774
Nevada — 0.9%
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	5,000	5,298,050
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,400	2,510,784
New Jersey — 5.1%
New Jersey EDA, RB, Cigarette Tax:
5.50%, 6/15/24	9,080	8,819,585
5.75%, 6/15/34	3,695	3,429,477
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	10,440,700
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,445	1,559,661
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (a)	5,980	6,674,278
		30,923,701
New York — 4.1%
Metropolitan Transportation Authority, RB, Series 2008C:
6.25%, 11/15/23	3,245	3,829,619
6.50%, 11/15/28	14,925	17,494,488
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	3,165	3,218,552
		24,542,659
North Carolina — 0.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,130,555
Ohio — 1.0%
Buckeye Tobacco Settlement Financing Authority, RB, Senior, Series A-2, 6.50%, 6/01/47	1,125	866,610
County of Butler Ohio, RB, UC Health, 5.50%, 11/01/40	3,500	3,171,105
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,145,509
		6,183,224

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 1.6%
Chester County IDA, RB, Aqua Pennsylvania Inc. Project, Series A, AMT (NPFGC), 5.00%, 2/01/40	$540	$544,050
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	199,930
Lycoming County Authority, Refunding RB, Susquehanna Health System Project, Series A, 5.75%, 7/01/39	3,950	3,785,917
Pennsylvania Economic Development Financing Authority, Refunding RB, Aqua Pennsylvania Inc. Project, Series A, AMT, 5.00%, 12/01/34	2,780	2,823,007
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,000	961,460
Rieder House Project, Series A, 6.10%, 7/01/33	1,355	1,302,778
		9,617,142
Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	13,000	14,059,110
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.69%, 8/01/41 (d)	15,000	2,298,150
		16,357,260
South Carolina — 1.0%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	989,730
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	5,085,850
		6,075,580
Texas — 13.3%
Brazos River Authority, Refunding RB, Texas Utility Co., Series, AMT, 7.70%, 4/01/33	3,055	916,897
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A-7, AMT, 6.63%, 5/15/33	11,460	11,677,855
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/31	1,000	978,240
6.00%, 1/01/41	4,300	4,105,382
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/34	8,335	8,830,182
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,000	4,048,800
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	3,500	3,926,930
7.25%, 12/01/35	5,400	6,022,998
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,785	1,567,587
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.25%, 8/15/39	925	952,972
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,370,680
Matagorda County Navigation District No. 1 Texas, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (e)	9,355	9,651,179
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	3,500	3,738,980
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	5,246,850
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	10,381,800
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	4,854,362
		80,271,694

Municipal Bonds	Par (000)	Value
U. S. Virgin Islands — 1.3%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	$8,000	$7,935,600
Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	1,000	967,600
Virginia — 2.8%
Chesterfield County IDA, Refunding RB, Virginia Electric & Power Co., Series A, 5.88%, 6/01/17	1,425	1,457,661
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	3,550	3,550,107
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,332,441
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	2,000	1,854,940
5.13%, 10/01/42	6,015	5,489,289
Virginia HDA, Refunding RB, Sub-Series A3, AMT, 5.05%, 7/01/26	1,325	1,353,421
		17,037,859
Washington — 4.7%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	18,297,809
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	2,230	2,097,516
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,624,400
		28,019,725
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.63%, 9/01/32	2,500	2,532,925
Wisconsin — 1.5%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	1,485	1,300,890
Wisconsin Health & Educational Facilities Authority, MRB, Hudson Memorial Hospital (FHA), 5.70%, 1/15/29	4,500	4,615,065
Wisconsin Health & Educational Facilities Authority, RB, SynergyHealth Inc., 6.00%, 11/15/32	3,040	3,096,969
		9,012,924
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	4,500	4,842,495
Total Municipal Bonds — 105.4%		634,440,128

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.6%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,725,925
California — 5.3%
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	9,586	10,868,361
University of California, RB, Series O, 5.25%, 5/15/39	20,000	21,179,800
		32,048,161

See Notes to Financial Statements.

	ANNUAL REPORT	AUGUST 31, 2011	39

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	$12,000	$12,687,480
District of Columbia — 1.4%
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	7,495	8,153,445
Florida — 4.0%
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	15,092,230
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	8,900	9,097,135
		24,189,365
Illinois — 3.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,330	1,381,178
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,474,600
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	6,999	7,301,955
		20,157,733
Kentucky — 5.4%
Kentucky Economic Development Finance Authority, Refunding RB, St. Elizabeth, Series A, 5.50%, 5/01/39	8,003	8,305,871
Kentucky Housing Corp., Refunding RB, Series L, AMT, 5.25%, 1/01/38	7,110	7,168,657
Lexington-Fayette Urban County Airport Board, Refunding RB, Series A, 5.00%, 7/01/27	7,001	7,521,455
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.38%, 12/01/39	9,195	9,704,771
		32,700,754
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	4,710	4,963,021
Nevada — 2.9%
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	15,789	17,642,836
New York — 4.9%
New York City Municipal Water Finance Authority, RB:
Series DD, 5.00%, 6/15/37	24,199	25,214,361
Series FF-2, 5.50%, 6/15/40	4,154	4,543,877
		29,758,238
North Carolina — 3.1%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	13,208,598
Wake Forest University, 5.00%, 1/01/38	5,000	5,262,850
		18,471,448
Ohio — 3.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,870	2,871,751
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	5,470	5,709,258
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,538,248
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	8,500	8,911,740
		22,030,997

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Oregon — 2.2%
Oregon State Housing & Community Services Department, HRB, Series A, AMT, 4.95%, 7/01/30	$13,000	$12,936,013
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	3,149	3,257,172
Texas — 8.1%
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27	20,970	26,066,549
Houston Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	10,690,476
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	6,276	6,350,925
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	5,667	5,892,580
		49,000,530
Virginia — 1.2%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,200,382
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,132,160
		7,332,542
Washington — 4.4%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/36	6,000	6,281,310
(AGM), 5.00%, 11/01/32	14,007	14,741,864
Central Puget Sound Regional Transit Authority, Washington, RB, Series A, 5.00%, 11/01/34	5,000	5,234,425
		26,257,599
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	6,099	6,182,097
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.0%		331,495,356
Total Long-Term Investments (Cost — $923,430,894) — 160.4%		965,935,484

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	44,571,921	44,571,921
Total Short-Term Securities (Cost — $44,571,921) — 7.4%		44,571,921
Total Investments (Cost — $968,002,815*) — 167.8%		1,010,507,405
Other Assets Less Liabilities — 1.5%		8,929,561
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.8)%		(173,362,595)
AMPS, at Redemption Value — (40.5)%		(243,840,340)
Net Assets Applicable to Common Shares — 100.0%		$602,234,031

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$797,039,177
Gross unrealized appreciation	$52,771,946
Gross unrealized depreciation	(12,554,565)
Net unrealized appreciation	$40,217,381

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Variable rate security. Rate shown is as of report date.

(f)

Securities represent bonds transferred to a TOB trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
FFI Institutional Tax-Exempt Fund	4,494,923	40,076,998	44,571,921	$19,015

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$965,935,484	—	$965,935,484
Short-Term Securities	$44,571,921	—	—	44,571,921
Total	$44,571,921	$965,935,484	—	$1,010,507,405

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	41

Statements of Assets and Liabilities

August 31, 2011	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)
Assets
Investments at value — unaffiliated[1]	$80,694,395	$233,966,352	$181,210,609	$584,713,631	$503,786,178	$841,663,776	$965,935,484
Investments at value — affiliated[2]	2,198,525	2,247,948	9,230,241	5,821,237	11,840,465	22,122,505	44,571,921
Cash	—	—	—	—	—	82,527	—
Cash pledged as collateral for financial futures contracts	38,280	175,000	57,300	170,000	205,000	200,000	—
Interest receivable	966,420	3,098,162	2,089,690	5,869,139	6,943,001	10,782,870	13,203,824
Investments sold receivable	367,929	441,204	1,710,460	1,087,924	—	5,874,758	13,000
Margin variation receivable	4,978	—	11,379	33,780	19,141	44,445	—
Income receivable — affiliated	16	78	51	206	189	377	482
Deferred offering costs	—	—	—	—	—	733,216	—
Prepaid expenses	3,799	29,143	22,261	47,610	49,589	27,929	59,943
Other assets	4,108	19,360	12,654	50,477	46,067	95,098	103,651
Total assets	84,278,450	239,977,247	194,344,645	597,794,004	522,889,630	881,627,501	1,023,888,305

Accrued Liabilities
Bank overdraft	—	—	3,215	3,686	—	—	12,662
Investments purchased payable	847,367	—	2,158,896	968,418	—	—	—
Income dividends payable — Common Shares	270,136	925,962	651,300	2,027,605	1,948,477	2,885,245	3,721,950
Investment advisory fees payable	42,310	122,215	88,951	277,208	221,056	380,966	432,495
Interest expense and fees payable	8,715	4,844	14,826	47,041	25,823	57,834	111,748
Officer’s and Trustees’ fees payable	5,703	21,742	15,226	53,573	50,773	100,656	108,693
Other accrued expenses payable	36,143	129,822	87,662	183,871	174,813	464,878	175,539
Total accrued liabilities	1,210,374	1,204,585	3,020,076	3,561,402	2,420,942	3,889,579	4,563,087

Other Liabilities
TOB trust certificates	16,275,832	7,399,148	22,266,266	85,964,090	43,450,717	74,965,059	173,250,847
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	—	—	—	274,600,000	—
Total other liabilities	16,275,832	7,399,148	22,266,266	85,964,090	43,450,717	349,565,059	173,250,847
Total Liabilities	17,486,206	8,603,733	25,286,342	89,525,492	45,871,659	353,454,638	177,813,934

AMPS at Redemption Value
$25,000 per share at liquidation preference, plus unpaid dividends[3,4]	17,851,044	79,902,319	42,275,707	137,254,205	151,305,041	—	243,840,340
Net Assets Applicable to Common Shareholders	$48,941,200	$151,471,195	$126,782,596	$371,014,307	$325,712,930	$528,172,863	$602,234,031

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,263,421	$148,751,371	$124,044,616	$373,734,462	$331,549,576	$525,102,482	$572,687,213
Undistributed net investment income	972,385	3,704,555	2,196,256	7,240,631	7,319,075	9,718,432	15,202,097
Accumulated net realized loss	(3,187,775)	(2,868,049)	(6,529,863)	(18,332,699)	(18,472,408)	(43,207,475)	(28,159,869)
Net unrealized appreciation/depreciation	3,893,169	1,883,318	7,071,587	8,371,913	5,316,687	36,559,424	42,504,590
Net Assets Applicable to Common Shareholders	$48,941,200	$151,471,195	$126,782,596	$371,014,307	$325,712,930	$528,172,863	$602,234,031
Net asset value per Common Share	$14.67	$14.48	$14.50	$14.09	$13.96	$14.00	$9.55
[1] Investments at cost — unaffiliated	$76,806,231	$232,083,034	$174,150,461	$576,375,678	$498,542,132	$805,149,036	$923,430,894
[2] Investments at cost — affiliated	$2,198,525	$2,247,948	$9,230,241	$5,821,237	$11,840,465	$22,122,505	$44,571,921
[3] AMPS/VRDP Shares outstanding:
Par value $0.001 per share	714	3,196	1,691	5,490	6,052	—	—
Par value $0.10 per share	—	—	—	—	—	2,746	9,753
[4] AMPS/VRDP Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million
[5] Common Shares outstanding	3,335,018	10,462,982	8,742,277	26,332,663	23,335,130	37,715,624	63,083,905
[6] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2011

Statements of Operations

Year Ended August 31, 2011	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)
Investment Income
Interest	$4,219,761	$13,699,962	$9,468,630	$29,864,640	$28,642,764	$42,330,355	$53,565,816
Income — affiliated	1,681	3,980	4,627	11,312	10,923	35,749	27,227
Total income	4,221,442	13,703,942	9,473,257	29,875,952	28,653,687	42,366,104	53,593,043

Expenses
Investment advisory	529,489	1,520,184	1,044,608	3,164,615	2,794,572	4,691,505	5,009,806
Professional	71,600	91,044	111,261	230,094	129,304	274,660	217,440
Accounting services	22,850	57,430	38,462	72,184	80,399	119,430	118,511
Remarketing fees on Preferred Shares	19,020	91,871	38,825	147,164	226,080	404,156	365,332
Transfer agent	18,607	25,703	19,659	33,332	37,204	72,036	95,503
Printing	10,332	25,659	16,111	58,813	48,369	38,037	41,644
Registration	9,372	9,548	9,548	9,747	10,092	13,294	27,191
Custodian	7,953	17,501	12,864	27,584	27,914	37,943	41,852
Officer and Trustees	5,703	17,641	14,812	42,991	40,516	65,433	71,009
Liquidity fees	—	—	—	—	—	337,915	—
Miscellaneous	32,493	37,099	41,150	63,725	59,353	122,280	107,843
Total expenses excluding interest expense, fees and amortization of offering costs	727,419	1,893,680	1,347,300	3,850,249	3,453,803	6,176,689	6,096,131
Interest expense, fees and amortization of offering costs[1]	128,245	52,377	177,260	605,038	286,018	813,299	1,363,748
Total expenses	855,664	1,946,057	1,524,560	4,455,287	3,739,821	6,989,988	7,459,879
Less fees waived by advisor	(68,275)	(195,144)	(18,488)	(52,804)	(256,553)	(396,095)	(7,907)
Total expenses after fees waived	787,389	1,750,913	1,506,072	4,402,483	3,483,268	6,593,893	7,451,972
Net investment income	3,434,053	11,953,029	7,967,185	25,473,469	25,170,419	35,772,211	46,141,071

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(657,632)	1,107,673	(355,445)	(1,542,701)	45,256	(10,448,145)	(6,584,123)
Financial futures contracts	(399,035)	(1,126,872)	(601,250)	(2,536,336)	(1,974,396)	(3,943,433)	(2,361,123)
	(1,056,667)	(19,199)	(956,695)	(4,079,037)	(1,929,140)	(14,391,578)	(8,945,246)
Net change in unrealized appreciation/depreciation on:
Investments	(1,903,677)	(9,146,768)	(4,124,784)	(10,963,735)	(15,104,004)	(11,969,240)	(20,763,919)
Financial futures contracts	5,005	—	11,439	33,960	72,641	44,684	—
	(1,898,672)	(9,146,768)	(4,113,345)	(10,929,775)	(15,031,363)	(11,924,556)	(20,763,919)
Total realized and unrealized loss	(2,955,339)	(9,165,967)	(5,070,040)	(15,008,812)	(16,960,503)	(26,316,134)	(29,709,165)

Dividends to AMPS Shareholders From
Net investment income	(63,456)	(283,174)	(151,046)	(487,609)	(537,485)	(903,388)	(1,048,890)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$415,258	$2,503,888	$2,746,099	$9,977,048	$7,672,431	$8,552,689	$15,383,016

[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	43

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$3,434,053	$3,388,502	$11,953,029	$11,874,327
Net realized gain (loss)	(1,056,667)	28,656	(19,199)	3,649,094
Net change in unrealized appreciation/depreciation	(1,898,672)	4,203,415	(9,146,768)	16,824,854
Dividends to AMPS Shareholders from net investment income	(63,456)	(73,259)	(283,174)	(326,106)
Net increase in net assets applicable to Common Shareholders resulting from operations	415,258	7,547,314	2,503,888	32,022,169

Dividends to Common Shareholders From
Net investment income	(3,197,548)	(3,052,054)	(10,954,081)	(10,597,613)

Capital Share Transactions
Reinvestment of common dividends	15,928	9,559	705,295	761,779

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,766,362)	4,504,819	(7,744,898)	22,186,335
Beginning of year	51,707,562	47,202,743	159,216,093	137,029,758
End of year	$48,941,200	$51,707,562	$151,471,195	$159,216,093
Undistributed net investment income	$972,385	$800,253	$3,704,555	$2,996,707

	BlackRock Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$7,967,185	$8,227,690	$25,473,469	$25,205,226
Net realized gain (loss)	(956,695)	(3,125,131)	(4,079,037)	616,249
Net change in unrealized appreciation/depreciation	(4,113,345)	11,392,593	(10,929,775)	25,550,335
Dividends to AMPS Shareholders from net investment income	(151,046)	(172,818)	(487,609)	(558,436)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,746,099	16,322,334	9,977,048	50,813,374

Dividends to Common Shareholders From
Net investment income	(7,789,105)	(7,442,276)	(24,311,680)	(22,281,818)

Capital Share Transactions
Reinvestment of common dividends	53,170	67,819	786,119	697,165

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,989,836)	8,947,877	(13,548,513)	29,228,721
Beginning of year	131,772,432	122,824,555	384,562,820	355,334,099
End of year	$126,782,596	$131,772,432	$371,014,307	$384,562,820
Undistributed net investment income	$2,196,256	$2,351,959	$7,240,631	$6,872,762

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2011

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations

Net investment income	$25,170,419	$25,062,944	$35,772,211	$36,114,076
Net realized gain (loss)	(1,929,140)	(1,380,128)	(14,391,578)	5,303,256
Net change in unrealized appreciation/depreciation	(15,031,363)	42,483,321	(11,924,556)	33,786,326
Dividends to AMPS Shareholders from net investment income	(537,485)	(619,323)	(903,388)	(1,120,623)
Net increase in net assets applicable to Common Shareholders resulting from operations	7,672,431	65,546,814	8,552,689	74,083,035

Dividends to Common Shareholders From

Net investment income	(23,242,731)	(22,569,858)	(34,274,513)	(31,867,551)

Capital Share Transactions

Reinvestment of common dividends	1,014,192	1,222,581	528,154	138,384

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(14,556,108)	44,199,537	(25,193,670)	42,353,868
Beginning of year	340,269,038	296,069,501	553,366,533	511,012,665
End of year	$325,712,930	$340,269,038	$528,172,863	$553,366,533
Undistributed net investment income	$7,319,075	$5,957,971	$9,718,432	$9,074,078

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$46,141,071	$45,513,965
Net realized gain (loss)	(8,945,246)	6,158,635
Net change in unrealized appreciation/depreciation	(20,763,919)	54,194,616
Dividends to AMPS Shareholders from net investment income	(1,048,890)	(1,128,079)
Net increase in net assets applicable to Common Shareholders resulting from operations	15,383,016	104,739,137

Dividends to Common Shareholders From
Net investment income	(44,113,394)	(40,403,913)

Capital Share Transactions
Reinvestment of common dividends	5,769,177	4,970,652

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(22,961,201)	69,305,876
Beginning of year	625,195,232	555,889,356
End of year	$602,234,031	$625,195,232
Undistributed net investment income	$15,202,097	$14,225,505

See Notes to Financial Statements.

	ANNUAL REPORT	AUGUST 31, 2011	45

Statements of Cash Flows

Year Ended August 31, 2011	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$478,714	$2,897,145	$10,464,657	$9,456,077	$16,431,906

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(76,630)	319,589	(340,887)	(50,935)	534,811
(Increase) decrease in interest receivable — affiliated	—	2	(9)	(36)	(115)
Increase in cash pledged as collateral for financial futures contracts	(38,280)	(57,300)	(170,000)	(200,000)	—
(Increase) decrease in other assets	70	(42)	(488)	(7,751)	(9,813)
Increase (decrease) in investment advisory fees payable	3,263	2,531	23,692	9,227	(2,429)
Increase (decrease) in interest expense and fees payable	114	(13,815)	(3,380)	(1,306)	(3,496)
Increase (decrease) in other affiliates payable	(255)	(625)	(1,838)	(2,698)	(3,134)
Increase in other accrued expenses payable	9,471	12,427	60,402	351,364	38,532
Increase (decrease) in prepaid expenses	—	(1,355)	(10,855)	16,773	(16,942)
Increase in margin variation receivable	(4,978)	(11,379)	(33,780)	(44,445)	—
Increase in Officer’s and Trustees’ fees payable	268	905	1,199	10,232	11,447
Net realized and unrealized loss on investments	2,561,239	4,480,271	12,506,436	22,417,385	27,357,855
Amortization of premium and accretion of discount on investments	95,929	301,626	(3,865,680)	1,716,149	1,156,850
Amortization of deferred offering costs	—	—	—	120,298	—
Proceeds from sales of long-term investments	22,086,222	79,105,286	110,346,085	240,125,755	140,290,031
Purchases of long-term investments	(21,376,922)	(61,211,704)	(113,694,012)	(252,477,561)	(100,671,962)
Net proceeds from sales (purchases) of short-term securities	(500,271)	(8,018,977)	3,595,500	10,178,459	(40,076,998)
Cash provided by operating activities	3,237,954	17,804,585	18,877,042	31,616,987	45,036,543

Cash Used for Financing Activities

Cash receipts from TOB trust certificates	—	6,995,000	5,049,578	6,995,000	—
Cash payments for TOB trust certificates	—	(16,924,998)	—	(3,097,658)	(5,868,999)
Cash payments on redemption of AMPS	—	—	—	(274,650,000)	—
Cash receipts on issuance of VRDP Shares	—	—	—	274,600,000	—
Cash payments for offering costs	—	—	—	(853,615)	—
Cash dividends paid to Common Shareholders	(3,174,201)	(7,726,932)	(23,442,317)	(33,611,565)	(38,120,164)
Cash dividends paid to AMPS Shareholders	(63,753)	(150,870)	(487,989)	(916,350)	(1,059,749)
Increase (decrease) in bank overdraft	—	3,215	3,686	(272)	12,369
Cash used for financing activities	(3,237,954)	(17,804,585)	(18,877,042)	(31,534,460)	(45,036,543)

Cash
Net increase in cash	—	—	—	$82,527	—
Cash at beginning of year	—	—	—	—	—
Cash at end of year	—	—	—	$82,527	—

Cash Flow Information
Cash paid during the year for interest and fees	$128,131	$191,075	$608,418	$694,207	$1,367,244

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$15,928	$53,170	$786,119	$528,154	$5,769,177

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights

	BlackRock Municipal Bond Investment Trust (BIE)						BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,						Year Ended August 31,
	2011	2010	2009		2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$15.51	$14.16	$14.86		$15.45	$16.22	$15.29	$13.23	$13.96	$15.57	$16.35
Net investment income	1.03 [1]	1.02 [1]	1.03	[1]	1.16 [1]	1.15	1.14 [1]	1.14 [1]	1.14 [1]	1.23 [1]	1.20
Net realized and unrealized gain (loss)	(0.89)	1.27	(0.76)		(0.51)	(0.67)	(0.87)	1.97	(0.83)	(1.48)	(0.63)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.02)	(0.13)		(0.30)	(0.32)	(0.03)	(0.03)	(0.13)	(0.28)	(0.32)
Net realized gain	—	—	—		—	—	—	—	—	(0.03)	—
Net increase (decrease) from investment operations	0.12	2.27	0.14		0.35	0.16	0.24	3.08	0.18	(0.56)	0.25
Dividends and distributions to Common Shareholders from:
Net investment income	(0.96)	(0.92)	(0.84)		(0.94)	(0.93)	(1.05)	(1.02)	(0.91)	(0.95)	(1.03)
Net realized gain	—	—	—		—	—	—	—	—	(0.10)	—
Total dividends and distributions to Common Shareholders	(0.96)	(0.92)	(0.84)		(0.94)	(0.93)	(1.05)	(1.02)	(0.91)	(1.05)	(1.03)
Net asset value, end of year	$14.67	$15.51	$14.16		$14.86	$15.45	$14.48	$15.29	$13.23	$13.96	$15.57
Market price, end of year	$14.22	$15.60	$13.20		$14.28	$15.82	$14.86	$15.79	$13.80	$13.89	$16.50

Total Investment Returns[2]
Based on net asset value	1.29%	16.80%	2.43%		2.34%	0.95%	2.02%	24.13%	2.52%	(3.77)%	1.09%
Based on market price	(2.38)%	26.02%	(0.64	) %	(3.95)%	0.40%	1.38%	22.90%	7.48%	(9.65)%	(2.09)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.81%	1.57%	1.71%		1.54%	1.43%	1.33%	1.29%	1.51%	1.39%	1.28%
Total expenses after fees waived and before fees paid indirectly[3]	1.66%	1.35%	1.36%		1.13%	0.98%	1.19%	1.08%	1.19%	1.01%	0.84%
Total expenses after fees waived and paid indirectly[3]	1.66%	1.35%	1.36%		1.13%	0.96%	1.19%	1.08%	1.19%	1.01%	0.83%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.39%	1.15%	1.25%		1.09%	0.96%	1.16%	1.05%	1.10%	0.98%	0.83%
Net investment income[3]	7.25%	6.92%	7.98%		7.52%	7.22%	8.15%	8.08%	9.67%	8.25%	7.36%
Dividends to AMPS Shareholders	0.13%	0.15%	1.01%		1.99%	2.01%	0.19%	0.22%	1.11%	1.87%	1.94%
Net investment income to Common Shareholders	7.12%	6.77%	6.97%		5.53%	5.21%	7.96%	7.86%	8.56%	6.38%	5.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$48,941	$51,708	$47,203		$49,532	$51,384	$151,471	$159,216	$137,030	$144,116	$159,900
AMPS Shares outstanding at $25,000 liquidation preference, end of year (000)	$17,850	$17,850	$17,850		$26,175	$29,775	$79,900	$79,900	$79,900	$80,500	$90,500
Portfolio turnover	25%	47%	71%		30%	23%	27%	51%	46%	27%	14%
Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	$93,546	$97,421	$91,112		$72,318	$68,149	$72,394	$74,819	$67,877	$69,766	$69,176

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	47

Financial Highlights

	BlackRock Municipal Income Investment Quality Trust (BAF)					BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,					Year Ended August 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$15.08	$14.06	$14.23	$14.68	$15.24	$14.64	$13.55	$14.04	$14.82	$15.54
Net investment income	0.91 [1]	0.94 [1]	0.91 [1]	0.99 [1]	1.01	0.97 [1]	0.96 [1]	0.91 [1]	1.04 [1]	1.03
Net realized and unrealized gain (loss)	(0.58)	0.95	(0.27)	(0.46)	(0.56)	(0.58)	1.00	(0.55)	(0.83)	(0.67)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.02)	(0.09)	(0.28)	(0.31)	(0.02)	(0.02)	(0.10)	(0.26)	(0.28)
Net realized gain	—	—	—	—	—	—	—	—	—	(0.02)
Net increase (decrease) from investment operations	0.31	1.87	0.55	0.25	0.14	0.37	1.94	0.26	(0.05)	0.06
Dividends and distributions to Common Shareholders from:
Net investment income	(0.89)	(0.85)	(0.72)	(0.70)	(0.70)	(0.92)	(0.85)	(0.75)	(0.73)	(0.73)
Net realized gain	—	—	—	—	—	—	—	—	—	(0.05)
Total dividends and distributions to Common Shareholders	(0.89)	(0.85)	(0.72)	(0.70)	(0.70)	(0.92)	(0.85)	(0.75)	(0.73)	(0.78)
Net asset value, end of year	$14.50	$15.08	$14.06	$14.23	$14.68	$14.09	$14.64	$13.55	$14.04	$14.82
Market price, end of year	$13.92	$15.64	$13.01	$12.42	$13.55	$13.85	$15.26	$13.69	$13.19	$14.35

Total Investment Return[2]
Based on net asset value	2.62%	13.93%	5.36%	2.22%	1.17%	3.09%	14.74%	2.83%	(0.16)%	0.48%
Based on market price	(5.01)%	27.70%	11.70%	(3.35)%	2.54%	(2.79)%	18.42%	10.58%	(3.13)%	3.20%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.25%	1.23%	1.60%	1.33%	1.19%	1.25%	1.15%	1.38%	1.24%	1.12%
Total expenses after fees waived and before fees paid indirectly[3]	1.23%	1.14%	1.40%	1.05%	0.87%	1.24%	1.06%	1.20%	0.98%	0.80%
Total expenses after fees waived and paid indirectly[3]	1.23%	1.14%	1.40%	1.05%	0.86%	1.24%	1.06%	1.20%	0.98%	0.80%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.09%	0.97%	0.98%	0.91%	0.86%	1.07%	0.92%	0.93%	0.86%	0.80%
Net investment income	6.51%	6.54%	7.04%	6.71%	6.70%	7.15%	6.85%	7.23%	7.08%	6.67%
Dividends to AMPS Shareholders	0.12%	0.14%	0.66%	1.92%	2.05%	0.14%	0.15%	0.76%	1.80%	1.79%
Net investment income to Common Shareholders	6.39%	6.40%	6.38%	4.79%	4.65%	7.01%	6.70%	6.47%	5.28%	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$126,783	$131,772	$122,825	$124,305	$128,215	$371,014	$384,563	$355,334	$368,133	$388,275
AMPS Shares outstanding at $25,000 liquidation preference, end of year (000)	$42,275	$42,275	$42,275	$44,375	$76,000	$137,250	$137,250	$137,250	$149,925	$228,975
Portfolio turnover	33%	26%	45%	29%	13%	19%	13%	18%	39%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	$99,975	$102,926	$97,637	$95,044	$67,187	$92,580	$95,049	$89,725	$86,398	$67,402

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]	Interest expense, fees and amortization of offering costs relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights

	BlackRock Municipal Income Trust II (BLE)					BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,					Year Ended August 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.63	$12.78	$13.60	$15.08	$15.82	$14.69	$13.57	$13.50	$14.09	$14.75
Net investment income	1.08 [1]	1.08 [1]	1.09 [1]	1.17 [1]	1.17	0.95 [1]	0.96 [1]	0.94 [1]	1.01 [1]	1.07 [1]
Net realized and unrealized gain (loss)	(0.73)	1.77	(0.95)	(1.50)	(0.66)	(0.71)	1.04	(0.03)	(0.61)	(0.66)
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.03)	(0.12)	(0.30)	(0.32)	(0.02)	(0.03)	(0.13)	(0.32)	(0.35)
Net increase (decrease) from investment operations	0.33	2.82	0.02	(0.63)	0.19	0.22	1.97	0.78	0.08	0.06
Dividends Common Shareholders from net investment income	(1.00)	(0.97)	(0.84)	(0.85)	(0.93)	(0.91)	(0.85)	(0.71)	(0.67)	(0.72)
Net asset value, end of year	$13.96	$14.63	$12.78	$13.60	$15.08	$14.00	$14.69	$13.57	$13.50	$14.09
Market price, end of year	$14.13	$15.22	$13.45	$13.27	$15.05	$13.84	$14.65	$12.63	$11.61	$12.86

Total Investment Return[2]
Based on net asset value	2.70%	22.83%	1.54%	(4.15)%	1.02%	2.01%	15.22%	7.36%	1.16%	0.59%
Based on market price	(0.07)%	21.42%	9.52%	(6.29)%	(7.38)%	1.12%	23.46%	16.19%	(4.68)%	(5.76)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.18%	1.16%	1.36%	1.24%	1.12%	1.37%	1.17%	1.32%	1.54%	1.54%
Total expenses after fees waived and before fees paid indirectly[3]	1.10%	1.08%	1.19%	1.07%	0.90%	1.30%	1.09%	1.20%	1.42%	1.46%
Total expenses after fees waived and paid indirectly[3]	1.10%	1.08%	1.19%	1.07%	0.89%	1.30%	1.09%	1.20%	1.42%	1.46%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.01%	0.99%	1.05%	1.00%	0.89%	—	—	—	—	—
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[3,5]	—	—	—	—	—	1.14%	1.01%	1.07%	1.13%	1.12%
Net investment income[3]	7.94%	7.89%	9.69%	8.09%	7.43%	7.03%	6.85%	7.48%	7.23%	7.30%
Dividends to AMPS Shareholders	0.17%	0.20%	1.07%	2.04%	2.01%	0.18%	0.21%	1.05%	2.31%	2.40%
Net investment income to Common Shareholders	7.77%	7.69%	8.62%	6.05%	5.42%	6.85%	6.64%	6.43%	4.92%	4.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$325,713	$340,269	$296,070	$314,889	$347,563	$528,173	$553,367	$511,013	$508,698	$530,903
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$151,300	$151,300	$151,300	$166,050	$205,550	—	$274,650	$274,650	$296,125	$363,250
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	—	—	—	—	—	$274,600	—	—	—	—
Portfolio turnover	16%	29%	19%	21%	12%	32%	38%	40%	25%	22%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$78,819	$81,226	$73,923	$72,419	$67,279	—	$75,371	$71,516	$67,958	$61,555
Asset coverage per VRDP Share at $100,000 liquidation value, end of year	—	—	—	—	—	$292,343	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	49

Financial Highlights

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.01	$8.98	$8.91	$9.39	$9.93
Net investment income[1]	0.73	0.73	0.70	0.67	0.73
Net realized and unrealized gain (loss)	(0.47)	0.97	(0.03)	(0.45)	(0.55)
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.02)	(0.06)	(0.18)	(0.20)
Net increase (decrease) from investment operations	0.24	1.68	0.61	0.04	(0.02)
Dividends to Common Shareholders from net investment income	(0.70)	(0.65)	(0.54)	(0.52)	(0.52)
Net asset value, end of year	$9.55	$10.01	$8.98	$8.91	$9.39
Market price, end of year	$9.73	$10.38	$8.91	$8.33	$9.35

Total Investment Return[2]

Based on net asset value	2.90%	19.31%	8.18%	0.51%	(0.30)%
Based on market price	1.11%	24.69%	14.81%	(5.63)%	2.05%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.28%	1.22%	1.53%	1.58%	1.66%
Total expenses after fees waived and before fees paid indirectly[3]	1.28%	1.22%	1.50%	1.58%	1.66%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.05%	1.03%	1.14%	1.10%	1.02%
Net investment income[3]	7.93%	7.71%	8.74%	7.34%	7.33%
Dividends to AMPS Shareholders	0.18%	0.19%	0.78%	1.94%	1.98%
Net investment income to Common Shareholders	7.75%	7.52%	7.96%	5.40%	5.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$602,234	$625,195	$555,889	$551,027	$579,079
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$243,825	$243,825	$243,825	$275,700	$334,000
Portfolio turnover	10%	25%	31%	41%	39%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$86,749	$89,106	$81,999	$74,993	$68,380

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Municipal Bond Investment Trust (“BIE”) and BlackRock Municipal Bond Trust (“BBK”) (collectively the “Bond Trusts”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BIE, BBK, BAF, BYM, BLE, MFL and MVF are referred to herein collectively as the “Trusts.” BBK, BYM and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Boards of Trustees are referred to throughout this report as the “Board of Trustees” or the “Board.”The Trusts determine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBS: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended August 31, 2011, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, in exchange for TOB trust certificates. The Trusts typically invest the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an

ANNUAL REPORT	AUGUST 31, 2011	51

Notes to Financial Statements (continued)

accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BIE	$31,226,558	$16,275,832	0.21% – 0.27%
BBK	$14,961,173	$7,399,148	0.14% – 0.27%
BAF	$43,014,158	$22,266,266	0.21% – 0.31%
BYM	$164,863,719	$85,964,090	0.21% – 0.31%
BLE	$78,070,386	$43,450,717	0.14% – 0.27%
MFL	$149,399,786	$74,965,059	0.21% – 0.31%
MVF	$331,495,356	$173,250,847	0.14% – 0.36%

For the year ended August 31, 2011, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$16,275,832	0.79%
BBK	$7,399,148	0.71%
BAF	$25,339,334	0.70%
BYM	$81,823,815	0.74%
BLE	$39,902,340	0.72%
MFL	$69,464,052	0.81%
MVF	$175,868,813	0.77%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAV per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended August 31, 2011. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from

52	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: MFL incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
	Fair Values of Derivative Financial Instruments as of August 31, 2011
	Assets Derivatives
		BIE	BAF	BYM	BLE	MFL
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*	$5,005	$11,439	$33,960	$72,641	$44,684

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2011
	Net Realized Loss From
	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts:
Financial futures contracts	$(399,035)	$(1,126,872)	$(601,250)	$(2,536,336)	$(1,974,396)	$(3,943,433)	$(2,361,123)

	Net Change in Unrealized Appreciation/Depreciation on
	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts:
Financial futures contracts	$5,005	—	$11,439	$33,960	$72,641	$44,684	—

For the year ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Financial futures contracts:
Average number of contracts sold	24	40	40	144	126	246	190
Average notional value of contracts sold	$2,833,869	$4,706,019	$4,799,730	$17,383,047	$15,228,034	$29,563,661	$22,635,733

ANNUAL REPORT	AUGUST 31, 2011	53

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except MFL and MVF, which are based on average daily net assets at the following annual rates:

BIE	0.65%
BBK	0.65%
BAF	0.55%
BYM	0.55%
BLE	0.55%
MFL	0.55%
MVF	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fee with respect to BAF and BYM, as a percentage of average weekly net assets, at an annual rate of 0.05% through October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets was 0.10% through April 2011 and is 0.05% through April 2012. With respect to BLE, the waiver, as a percentage of average weekly assets, is 0.05% through July 2012. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. For the year ended August 31, 2011, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BIE	$67,652
BBK	$194,147
BAF	$16,941
BYM	$50,268
BLE	$254,056
MFL	$384,071

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended August 31, 2011, the amounts waived were as follows:

BIE	$623
BBK	$997
BAF	$1,547
BYM	$2,536
BLE	$2,497
MFL	$12,024
MVF	$7,907

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BAF, BYM, the Bond Trusts and BLE, and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF. The Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the period September 1, 2010 through December 31, 2010, each Trust reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BIE	$276
BBK	$784
BAF	$634
BYM	$1,735
BLE	$1,694
MFL	$2,759
MVF	$3,220

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2011, were as follows:

	Purchases	Sales
BIE	$19,784,253	$21,131,198
BBK	$61,558,417	$61,595,254
BAF	$62,597,383	$80,023,648
BYM	$113,676,887	$110,021,623
BLE	$78,660,935	$85,501,956
MFL	$248,796,270	$241,936,503
MVF	$98,671,962	$138,263,031

54	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to amortization methods on fixed income securities and non-deductible expenses were reclassified to the following accounts:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	—	—	—	—	—	$(4,733)	—
Undistributed net investment income	$(917)	$(7,926)	$(182,737)	$(306,311)	$(29,099)	$50,044	$(2,195)
Accumulated net realized loss	$917	$7,926	$182,737	$306,311	$29,099	$(45,311)	$2,195

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 was as follows:

		BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income	8/31/2011	$3,261,004	$11,214,922	$7,940,151	$24,799,289	$23,780,216	$35,428,904	$45,150,857
	8/31/2010	3,125,313	10,923,719	7,615,094	22,840,254	23,189,181	32,988,174	41,531,992
Ordinary income	8/31/2011	—	22,333	—	—	—	—	11,427
Total distributions	8/31/2011	$3,261,004	$11,237,255	$7,940,151	$24,799,289	$23,780,216	$35,428,904	$45,162,284
	8/31/2010	$3,125,313	$10,923,719	$7,615,094	$22,840,254	$23,189,181	$32,988,174	$41,531,992

As of August 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$720,555	$3,064,105	$2,105,456	$6,381,909	$6,691,316	$9,041,888	$14,461,417
Undistributed ordinary income	271	20,491	894	3,698	7,674	6,764	14,048
Capital loss carryforwards	(2,077,246)	(2,405,531)	(4,896,649)	(13,379,609)	(16,959,474)	(27,845,574)	(12,895,146)
Net unrealized gains*	3,034,199	2,040,759	5,528,279	4,273,847	4,423,838	21,867,303	27,966,499
Total	$1,677,779	$2,719,824	$2,737,980	$(2,720,155)	$(5,836,646)	$3,070,381	$29,546,818

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the tax treatment of residual interests in TOBs, the timing and recognition of partnership income and the deferral of compensation to trustees.

As of August 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BIE	BBK	BAF	BYM	BLE	MFL	MVF
2012	—	—	—	—	$5,097,889	$1,643,296	—
2013	—	—	$178,996	—	—	7,986,138	—
2015	$30,026	—	—	$1,522,202	—	—	—
2016	—	$180,076	250,838	3,217,765	1,648,836	—	—
2017	—	2,225,455	—	6,430,212	3,397,830	6,481,433	$7,618,622
2018	1,329,063	—	1,516,661	2,209,430	4,366,226	11,734,707	—
2019	718,157	—	2,950,154	—	2,448,693	—	5,276,524
Total	$2,077,246	$2,405,531	$4,896,649	$13,379,609	$16,959,474	$27,845,574	$12,895,146

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after August 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

ANNUAL REPORT	AUGUST 31, 2011	55

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2011, BIE invested a significant portion of its assets in securities in the Health and Transportation sectors. BBK, BLE and MVF each invested a significant portion of its assets in securities in the Health sectors. BAF invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BYM and MFL each invested a significant portion of its assets in securities in the Transportation and Utilities sectors. Changes in economic conditions affecting the County/City/Special District/School District, Health, Transportation and Utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Trust, except for MFL and MVF, is authorized to issue an unlimited number of shares, including AMPS and VRDP Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million AMPS and VRDP Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as AMPS and VRDP Shares, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,
	2011	2010
BIE	1,042	639
BBK	50,072	54,302
BAF	3,544	4,686
BYM	57,519	49,706
BLE	74,401	90,383
MFL	38,214	9,752
MVF	621,454	526,507

AMPS

The AMPS are redeemable at the option of BIF, BBK, BAF, BYM, BLE and MVF (collectively, the “AMPS Funds”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the AMPS Funds, as set forth in the AMPS Funds’ Articles Supplementary/Statement of Preferences/Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, each AMPS Fund may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. Each AMPS Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each AMPS Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS Funds had the following series of AMPS outstanding, effective yields and reset frequency as of August 31, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days
BIE	W-7	714	0.27%	7
BBK	T-7	1,598	0.29%	7
	R-7	1,598	0.31%	7
BAF	M-7	1,691	0.31%	7
BYM	M-7	1,830	0.31%	7
	R-7	1,830	0.31%	7
	F-7	1,830	0.31%	7
BLE	M-7	1,513	0.31%	7
	T-7	1,513	0.29%	7
	W-7	1,513	0.27%	7
	R-7	1,513	0.31%	7
MVF	A	1,460	0.20%	28
	B	1,460	0.18%	28
	C	1,460	0.23%	28
	D	1,460	0.17%	28
	E	2,190	0.17%	7
	F	1,723	1.36%	7

56	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS (except for MVF) is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares for MVF Series A, B, C, D and E is 110% of the interest equivalent of the 60-day commercial paper rate and for Series F is the Higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-Day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the year ended August 31, 2011 were as follows:

	Series	Low	High	Average
BIE	W-7	0.11%	0.50%	0.35%

BBK	T-7	0.11%	0.50%	0.35%
	R-7	0.11%	0.50%	0.35%

BAF	M-7	0.11%	0.50%	0.36%

BYM	M-7	0.11%	0.50%	0.36%
	R-7	0.11%	0.50%	0.39%
	F-7	0.11%	0.50%	0.35%

BLE	M-7	0.11%	0.50%	0.36%
	T-7	0.11%	0.50%	0.35%
	W-7	0.11%	0.50%	0.35%
	R-7	0.11%	0.50%	0.35%

MFL	A	0.11%	0.50%	0.37%
	B	0.13%	0.50%	0.37%
	C	0.12%	0.50%	0.37%
	D	0.11%	0.50%	0.37%
	E	0.12%	0.50%	0.37%

MVF	A	0.12%	0.28%	0.21%
	B	0.13%	0.28%	0.21%
	C	0.14%	0.28%	0.22%
	D	0.13%	0.26%	0.21%
	E	0.12%	0.28%	0.21%
	F	1.26%	1.56%	1.43%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.56% for the year ended August 31, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

The AMPS Funds pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended August 31, 2011, MFL announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MFL	A	7/20/11	1,584	$39,600,000
	B	7/18/11	2,642	$66,050,000
	C	7/19/11	2,601	$65,025,000
	D	7/21/11	1,633	$40,825,000
	E	7/22/11	2,526	$63,150,000

MFL financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares.

AMPS issued and outstanding remained constant for the years ended August 31, 2011 and August 31, 2010 for all other Trusts.

VRDP Shares

MFL has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP Shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. MFL is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The VRDP Shares issued for the year ended August 31, 2011 were as follows:

	Series	Issue Date	Shares Issued	Maturity Date
MFL	W-7	6/30/11	2,746	7/01/41

MFL has entered into a fee agreement with the liquidity provider that required an initial commitment and a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

ANNUAL REPORT	AUGUST 31, 2011	57

Notes to Financial Statements (concluded)

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of MFL. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, MFL must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date. MFL is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage and basic maintenance amount requirements.

All of MFL’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.36% for the year ended August 31, 2011.

Preferred Shares

MFL’s Preferred Shares rank prior to MFL’s Common Shares as to the payment of dividends by MFL and distribution of assets upon dissolution or liquidation of MFL. The 1940 Act prohibits the declaration of any dividend on MFL’s Common Shares or the repurchase of MFL’s Common Shares if MFL fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, MFL is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if MFL fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts will pay a net investment income dividend in the following amounts per share on October 3, 2011 to Common Shareholders of record on September 15, 2011:

Common Dividend Per Share
BIE	$0.0810
BBK	$0.0885
BAF	$0.0745
BYM	$0.0770
BLE	$0.0835
MFL	$0.0765
MVF	$0.0590

The dividends declared on AMPS or VRDP Shares for the period September 1, 2011 to September 30, 2011 were as follows:

	Series	Dividends Declared
BIE AMPS	W-7	$4,534
BIE VRDP	W-7	$2,453
BBK AMPS	T-7	$8,166
	R-7	$10,019
BAF AMPS	M-7	$8,506
BYM AMPS	M-7	$9,205
	R-7	$11,474
	F-7	$9,260
BLE AMPS	M-7	$7,610
	T-7	$7,731
	W-7	$9,608
	R-7	$9,487
MFL VRDP	W7	$71,546
MVF AMPS	A	$5,548
	B	$4,935
	C	$6,701
	D	$4,614
	E	$7,030
	F	$44,350

On September 15, 2011, BIE issued 178 Series W-7 VRDP Shares, $100,000 liquidation value per share with a maturity date of October 1, 2041 and total proceeds received of $17,800,000 in a private offering of VRDP Shares with qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933 to finance the AMPS redemption.

On September 15, 2011, BIE entered into a Fee Agreement (the “Agreement”) with a financial institution in relation to the refinancing of AMPS. Pursuant to the terms of the Agreement, effective September 15, 2011, BIE will pay a liquidity fee to provide a liquidity feature in the event of a failed remarketing of VRDP Shares.

On October 6, 2011, BIE redeemed 714 Series W-7 AMPS at a price of $25,000 per share plus any accrued and unpaid dividends.

58	ANNUAL REPORT	AUGUST 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BlackRock Municipal Bond Investment Trust
BlackRock Municipal Bond Trust
BlackRock Municipal Income Investment Quality Trust
BlackRock Municipal Income Quality Trust
BlackRock Municipal Income Trust II
BlackRock MuniHoldings Investment Quality Fund
and to the Shareholders and Board of Directors of
BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust (formerly BlackRock Insured Municipal Income Investment Trust), BlackRock Municipal Income Quality Trust (formerly BlackRock Insured Municipal Income Trust), BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund (formerly BlackRock MuniHoldings Insured Investment Fund), and BlackRock MuniVest Fund, Inc. (the “Trusts”) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the statements of cash flows of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. for the year ended August 31, 2011. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the statements of cash flows referred to above present fairly, in all material respects, the cash flows of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. for the year ended August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 28, 2011

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BBK and MVF during the taxable year ended August 31, 2011.

BBK	Payable Date	Ordinary Income
Common Shareholders	12/31/10	$0.002077
AMPS:
Series T-7	12/08/10	$0.21
Series R-7	11/26/10	$0.21

MVF	Payable Date	Ordinary Income
Common Shareholders	12/31/10	$0.000177
AMPS:
Series A	12/13/10	$0.02
Series B	12/20/10	$0.01
Series C	12/27/10	$0.02
Series E	12/20/10	$0.02
Series F	12/15/10	$0.10

All other net investment income distributions paid by BBK and MVF during the taxable year ended August 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BIE, BAF, BYM, BLE and MFL during the taxable year ended August 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	AUGUST 31, 2011	59

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BIE, BBK, BAF, BYM,BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. or BlackRock Investment Management, LLC, as applicable (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards of BIE, BBK, BAF, BYM, BLE and MVF also have established a Committee on Auction Market Preferred Shares. In addition, the Board of MFL had established a Committee on Auction Market Preferred Shares prior to the redemption of all of MFL’s outstanding auction market preferred shares. Further, each Board established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

60	ANNUAL REPORT	AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of BAF and MFL noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported.

The Board of each of BBK, BYM, BLE and MVF noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

ANNUAL REPORT	AUGUST 31, 2011	61

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of BIE noted that the Fund performed below the median of its Customized Lipper Peer Group Composite in the one- and three-year periods reported, but that the Fund performed at or above the median of its Customized Lipper Peer Group Composite in the five-year period reported. The Board of BIE and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board of BIE was informed that, among other things, performance over the three-year period was hindered by exposure to Florida insured bonds backed by monoline insurers.

The Board of BIE discussed with BlackRock its strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance, in part through the repositioning of the Fund’s portfolio.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BBK, BAF, BYM, BLE, MFL and MVF noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BIE noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BIE also noted, however, that the Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Fund’s peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

62	ANNUAL REPORT	AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2011	63

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for MFL and MVF and Computershare Trust Company, N.A. for BIE, BBK, BAF, BYM and BLE (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Share-owner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MFL and MVF or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of BIE, BBK, BAF, BYM and BLE.

64	ANNUAL REPORT	AUGUST 31, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				96 RICs consisting of 96 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				96 RICs consisting of 96 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				96 RICs consisting of 96 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	AUGUST 31, 2011	65

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				96 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				96 RICs consisting of 96 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of Trustees of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Trustee	Since 2011

Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the Investment Management and Mutual Fund Processing businesses from 1996 to 1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992; Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from 1986 to 1991.

			96 RICs consisting of 96 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			158 RICs consisting of 283 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[4]	For MFL.

66	ANNUAL REPORT	AUGUST 31, 2011

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[3]

Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009;Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trusts serve at the pleasure of the Board.

[2]	President for all Trusts except MFL.

[3]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment
Management, LLC[4]
Princeton, NJ 08540

BlackRock Financial
Management, Inc.[5]
New York, NY 10055

Custodians
The Bank of New York Mellon[4]
New York, NY 10286

State Street Bank and
Trust Company[5]
Boston, MA 02111

Transfer Agents
Common Shares:
BNY Mellon Shareowner Services[4]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[5]
Providence, RI 02940

AMPS Auction Agent
BNY Mellon Shareowner Services[6]
Jersey City, NJ 07310

VRDP Tender and Paying Agent
The Bank of New York Mellon[7]
New York, NY 10289

VRDP Remarketing Agent
Merrill Lynch, Pierce, Fenner & Smith[7]
New York, NY 10036

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02116

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[4]	For MFL and MVF.

[5]	For BIE, BBK, BAF, BYM and BLE.

[6]	For all Trusts except MFL.

[7]	For MFL.

Effective April 14, 2011, Michael J. Castellano became Trustee of the Trusts and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trusts, and Paul L. Audet became Trustee of the Trusts.

ANNUAL REPORT	AUGUST 31, 2011	67

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BIE	2,936,610	43,191	0	2,936,610	43,191	0	2,936,610	43,191	0
BBK	9,468,850	256,093	0	9,449,032	275,911	0	9,478,069	246,874	0
BAF	6,883,291	235,018	0	6,829,605	288,704	0	6,857,997	260,312	0
BYM	21,800,588	542,144	0	21,813,444	529,288	0	21,748,168	594,564	0
BLE	19,511,831	351,554	0	19,523,236	340,149	0	19,467,155	396,230	0

	W. Carl Kester[1]
	Votes For	Votes Withheld	Abstain
BIE	699	2	0
BBK	2,922	11	0
BAF	1,659	4	0
BYM	4,090	225	0
BLE	4,731	24	0

[1]	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	31,224,866	904,571	0	31,215,400	914,037	0	31,217,450	911,987	0
MVF	55,655,635	2,001,528	0	55,662,708	1,994,455	0	55,727,991	1,929,172	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	9,396	39	0	31,130,487	998,950	0	31,208,114	921,323	0
MVF	7,945	199	0	55,428,565	2,228,598	0	55,557,213	2,099,950	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	31,196,298	933,139	0	31,210,349	919,088	0	31,128,575	1,000,862	0
MVF	55,692,596	1,964,567	0	55,560,568	2,096,595	0	55,811,661	1,845,502	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	9,396	39	0	31,184,700	944,737	0
MVF	7,945	199	0	55,601,905	2,055,258	0

[1]	Voted on by holders of Preferred Shares only.

68	ANNUAL REPORT	AUGUST 31, 2011

Additional Information (continued)

Fund Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BYM, BAF and BIE on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BYM, BAF and BIE as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to BYM, BAF and BIE and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BYM, BAF and BIE as a result of the prior redemptions and injunctive relief preventing BYM, BAF and BIE from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MFL on August 3, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of MFL as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to MFL and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MFL as a result of the prior redemptions and injunctive relief preventing MFL from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On September 27, 2010, the Manager announced that the directors of MVF had received a demand letter sent on behalf of certain of MVF’s Common Shareholders. The demand letter alleged that the Manager and MVF’s officers and Board breached fiduciary duties owed to MVF and its Common Shareholders by redeeming at par certain of MVF’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the independent members of the Board to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board Approvals on page 71, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	AUGUST 31, 2011	69

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

70	ANNUAL REPORT	AUGUST 31, 2011

Additional Information (concluded)

Board Approvals

On September 1, 2010, the Boards of BAF, BYM and MFL (the “Insured Funds”) approved changes to certain investment policies of the Insured Funds.

Historically, under normal market conditions, each Insured Fund had been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Insured Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Insured Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of the Manager to manage the Insured Funds under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the Boards of the Insured Funds approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Insured Funds will not be required to dispose of assets currently held within the Insured Funds. The Insured Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Insured Fund increases the amount of its assets that are invested in municipal obligations that are not insured, each Insured Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Insured Fund invests. The Boards of the Insured Funds believe that the removal of the Insurance Investment Policy is in the best interests of each Insured Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Insured Fund will achieve its investment objective.

As disclosed in each Insured Fund’s prospectus, each Insured Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy took effect on November 9, 2010. The Manager has been gradually repositioning each Insured Fund’s portfolio over time, and during such period, each Insured Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, the repositioning of each Insured Fund’s portfolio is still taking place, and the Insured Funds will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Insured Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the Insured Funds underwent a name change to reflect its new portfolio characteristics.

Each Insured Fund continues to trade on the NYSE under its current ticker symbol.

The approved changes did not alter any Insured Fund’s investment objective.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2011	71

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-NTL-7-8/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Municipal Income Quality Trust	$31,200	$30,200	$3,500	$3,500	$14,600	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Municipal Income Quality Trust	$18,100	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2011.

(a)(1)

The Fund is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Kalinoski	Director of BlackRock since 2006; Director at MLIM from 1999 to 2006.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of August 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$20.58 Billion	$0	$0	$0	$0	$0
Michael Kalinoski	6	0	0	0	0	0
	$3.23 Billion	$0	$0	$0	$0	$0
Walter O’Connor	65	0	0	0	0	0
	$19.38 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Jaeckel, Kalinoski and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Michael Kalinoski	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Quality Trust

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Quality Trust

Date: November 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Quality Trust

Date: November 4, 2011